SCHEDULE 14A INFORMATION

         Proxy Statement Pursuant to Section 14(a) of the Securities Exchange
                                   Act of 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [  ]

Check the appropriate box:

[  ]	Preliminary Proxy Statement

[  ] Confidential, for Use of the Commission Only (as permitted by
     Rule 14a-6(e)(2))

[X]	Definitive Proxy Statement

[  ]	Definitive Additional Materials

[  ] Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                                INNOVO GROUP INC.

                 (Name of Registrant as Specified In Its Charter)



     (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]	No fee required.

[  ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1) 	Title of each class of securities to which transaction applies:

(2) 	Aggregate number of securities to which transaction applies:

(3) 	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4) 	Proposed maximum aggregate value of transaction:

(5) 	Total fee paid:

[  ]	Fee paid previously with preliminary materials.

[  ]	Check box if any part of the fee is offset as provided by Exchange Act
     Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) 	Amount previously paid:

(2)	Form, Schedule or Registration Statement No.:

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(4)	Date Filed:

                              INNOVO GROUP INC.
                          1808 North Cherry Street
                         Knoxville, Tennessee 37917
                               (865) 546-1110


                             September 18, 2000

Dear Stockholder:

You are cordially invited to attend the 2000 Annual Meeting of Stockholders of Innovo Group Inc. to be held on Friday, October 20, 2000 at 10:00 a.m. (local time) at The Auditorium, Tyson Place, 2607 Kingston Pike, Knoxville, Tennessee 37919.

At the annual meeting, you will be asked to vote in person or by proxy on the election of directors for this year, the approval of new Company stock incentive plans and a number of matters that are of critical importance to the Company. Each of those proposals is described in the enclosed Notice of Annual Meeting and Proxy Statement.

Regardless of your plans for attending in person, it is important that your shares be represented and voted at the 2000 Annual Meeting. Accordingly, you are urged to complete, sign and mail the enclosed proxy card as soon as possible.

Sincerely,


/s/ Samuel J. Furrow
--------------------
Samuel J. Furrow
Chairman and Chief Executive Officer





                               INNOVO GROUP INC.
                            1808 North Cherry Street
                           Knoxville, Tennessee 37917
                                (865) 546-1110

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON OCTOBER 20, 2000

NOTICE IS HEREBY GIVEN that the 2000 Annual Meeting of Stockholders (the "Annual Meeting") of Innovo Group Inc. (the "Company") will be held on Friday, October 20, 2000 at 10:00 a.m. (local time) at The Auditorium, Tyson Place, 2607 Kingston Pike, Knoxville, Tennessee 37919, to consider and act upon the following proposals:

1.	To elect six directors to serve on the Board of Directors for one-year terms and until their respective successors are elected and qualified;

2.	To approve and adopt an amendment to Article Fourth of the Company's
Amended and Restated Certificate of Incorporation to increase the number of authorized shares of the Company's common stock from 15,000,000 to 40,000,000 shares;

3.	To approve and ratify under Nasdaq Marketplace Rules and subject to agreed terms and conditions the issuance to certain affiliates of the Company and of Commerce Investment Group, LLC of (i) 1,500,000 shares of common stock, par value $0.10 per share ("Common Stock"), at a purchase price of $1.00 per share and (ii) warrants to purchase 4,800,000 shares of Common Stock at a purchase price of $2.10 per share, and including the issuance of any securities of the Company as dividends on or otherwise in respect of the Common Stock subject to unexercised warrants in accordance with the terms thereof;

4.	To approve and ratify under Nasdaq Marketplace Rules and subject to agreed terms and conditions the issuance to certain affiliates of Joseph Mizrachi of (i) $1,700,000 worth of shares of Common Stock with a purchase price equal to the lesser of (a) a 20% discount to the average of the closing bid prices of the Company's common stock for the 10 days prior to the date of the closing or (b) $1.00 per share, and (ii) warrants to purchase 1,700,000 shares of Common Stock at a purchase price of $2.00 per share, and including the issuance of any securities of the Company as dividends on or otherwise in respect of the Common Stock subject to unexercised warrants in accordance with the terms thereof;

5.	To approve the Company's 2000 Employee Stock Incentive Plan;

6.	To approve the Company's 2000 Director Stock Incentive Plan;

7.	To ratify the appointment of BDO Seidman, LLP as the Company's independent auditors for the fiscal year ending November 30, 2000; and

8.	To transact such other business as may properly come before the Annual
Meeting or any adjournments thereof.

The Board of Directors has fixed the close of business on August 21, 2000 as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting. Only holders of the Company's common stock of record at the close of business on that date will be entitled to notice of and to vote at the Annual Meeting or any adjournments thereof. A list of the Company's stockholders entitled to vote at the Annual Meeting will be open to the examination of any stockholder for any purpose germane to the meeting during ordinary business hours for a period of ten days before the Annual Meting at the Company's offices. All stockholders are cordially invited to attend the Annual Meeting.

By Order of the Board of Directors

/s/ Samuel J. Furrow
--------------------
Samuel J. Furrow
Chairman and Chief Executive Officer
Knoxville, Tennessee
September 18, 2000

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY.
THEREFORE, WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL
MEETING, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED
PROXY CARD IN THE ENCLOSED ENVELOPE, WHICH REQUIRES NO
POSTAGE IF MAILED IN THE UNITED STATES.  YOU MAY, IF YOU WISH,
REVOKE YOUR PROXY AT ANY TIME PRIOR TO THE TIME IT IS VOTED.




                               INNOVO GROUP INC.
                           1808 NORTH CHERRY STREET
                          KNOXVILLE, TENNESSEE 37917

                               PROXY STATEMENT
                         ANNUAL MEETING OF STOCKHOLDERS
                               OCTOBER 20, 2000


SOLICITATION, VOTING AND REVOCABILITY OF PROXIES

This Proxy Statement and the accompanying Notice of Annual Meeting and Proxy Card are being furnished, on or about September 18, 2000, to the stockholders of Innovo Group Inc. (the "Company") in connection with the solicitation of proxies by the Board of Directors of the Company to be used at the 2000 Annual Meeting of Stockholders of the Company (the "Annual Meeting") to be held on Friday, October 20, 2000 at 10:00 a.m. (local time) at The Auditorium, Tyson Place, 2607 Kingston Pike, Knoxville, Tennessee 37919, and any adjournment thereof.

If the enclosed form of proxy is properly executed and returned to the Company in time to be voted at the Annual Meeting, the shares represented thereby will be voted in accordance with the instructions thereon. EXECUTED BUT UNMARKED PROXIES WILL BE VOTED: (I) "FOR" PROPOSAL 1 TO ELECT THE BOARD OF
DIRECTORS SIX NOMINEES FOR DIRECTOR; (II) "FOR" PROPOSAL 2 TO APPROVE AN AMENDMENT TO THE COMPANY'S AMENDED AND RESTATED CERTIFICATE OF INCORPORATION
TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF THE COMPANY'S COMMON STOCK
TO 40,000,000 SHARES; (III) "FOR" PROPOSAL 3 TO APPROVE THE PROPOSED ISSUANCES OF WARRANTS TO AFFILIATES OF THE COMPANY (THE "FURROW GROUP") AND OF COMMON STOCK AND WARRANTS TO COMMERCE INVESTMENT GROUP, LLC AND ITS AFFILIATES (THE "COMMERCE GROUP"); (IV) "FOR" PROPOSAL 4 TO APPROVE THE PROPOSED ISSUANCES OF COMMON STOCK AND WARRANTS TO AFFILIATES OF JOSEPH MIZRACHI AND HIS ASSOCIATES (THE "MIZRACHI GROUP"); (V) "FOR" PROPOSALS 5 AND 6 TO APPROVE, AS SEPARATE ITEMS, THE COMPANY'S 2000 EMPLOYEE STOCK INCENTIVE PLAN AND 2000 DIRECTOR STOCK INCENTIVE PLAN; AND (VI) "FOR" PROPOSAL 7 TO RATIFY THE APPOINTMENT OF BDO SEIDMAN, LLP AS THE COMPANY'S INDEPENDENT AUDITORS. If any other matters are properly brought before the Annual Meeting, proxies will be voted in the discretion of the proxy holders. The Company is not aware of any other matters to be presented at its Annual Meeting.

The cost of soliciting proxies in the form enclosed herewith will be borne entirely by the Company. In addition to the solicitation of proxies by mail, proxies may be solicited by Directors, officers and regular employees of the Company, without extra remuneration, by personal interviews, telephone, telegraph or otherwise. The Company will request persons, firms and corporations holding shares in their name or in the names of their nominees, which are beneficially owned by others, to send proxy materials to and obtain proxies from the beneficial owners and will reimburse the holders for their reasonable expenses in doing so.

The securities that may be voted at the Annual Meeting consist of shares of common stock, par value $.10 per share ("Common Stock"), of the Company. Each outstanding share of Common Stock entitles its owner to one vote on each matter as to which a vote is taken at the Annual Meeting. The close of business on August 21, 2000 has been fixed by the Board of Directors as the record date (the "Record Date") for determination of stockholders entitled to vote at the Annual Meeting. On the Record Date, 8,732,628 shares of Common Stock were outstanding and entitled to vote. The presence, in person or by proxy, of the holders of at least a majority of the shares of Common Stock issued and outstanding and entitled to vote on the Record Date is necessary to constitute a quorum at the Annual Meeting.

Assuming the presence of a quorum at the Annual Meeting, a plurality vote is required for the election of a Director (Proposal 1), the affirmative vote of a majority of the outstanding shares of Common Stock (or 4,339,220 shares) is required to approve the amendments to the Company's Amended and Restated Certificate of Incorporation (the "Certificate of Incorporation")(Proposal 2), and the affirmative vote of a majority of the shares present in person or represented by proxy and entitled to vote is required to approve the proposed issuances of Common Stock and warrants, the Company option plans and to ratify the appointment of BDO Seidman, LLP as the Company's independent public accountants for the 2000 fiscal year (Proposals 3 through 7). Unless otherwise required by law or the Company's Certificate of Incorporation or the Company's Amended and Restated Bylaws (the "Bylaws"), any other matter put to a stockholder vote will be decided by the affirmative vote of a majority of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote on the matter.

Abstentions and broker non-votes will be treated as shares that are present, in person or by proxy, and entitled to vote for purposes of determining the presence of a quorum at the Annual Meeting. Because abstentions will be counted for purposes of determining the shares present or represented at the Annual Meeting and entitled to vote, abstentions will have the same effect as a vote "against" Proposals 2 through 7. Abstentions on Proposal 1 will not have any effect on the approval of Proposal 1. Broker non-votes on a particular matter are not deemed to be shares present and entitled to vote on such matter and, assuming presence of a quorum, will not affect whether any proposal other than Proposal 2 is approved at the Annual Meeting.

The presence of a stockholder at the Annual Meeting will not automatically revoke such stockholder's proxy. Stockholders may, however, revoke a proxy at any time prior to its exercise by filing with the Secretary of the Company a written notice of revocation, by delivering to the Company a duly executed proxy bearing a later date or by attending the Annual Meeting and voting in person.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR APPROVAL OF THE PROPOSALS SET FORTH IN THIS PROXY STATEMENT.



BENEFICIAL OWNERSHIP OF COMMON STOCK

The following table provides information as of September 18, 2000 concerning beneficial ownership of Common Stock by (1) each person or entity known by the Company to beneficially own more than 5% of the outstanding Common Stock, (2) each Director and nominee for election as a Director of the Company, (3) each Named Executive Officer, and (4) all Directors and executive officers of the Company as a group. The information as to beneficial ownership has been furnished by the respective stockholders, Directors and executive officers of the Company, and, unless otherwise indicated, each of the stockholders has sole voting and investment power with respect to the shares beneficially owned.

Name and 				                              Shares Beneficially
Offices                                         Owned (1)
         				                           Number     	      Percent

Samuel J. (Sam) Furrow				              2,764,744 (2)		    	27.5%
Chairman and Chief Executive
Officer, Director
1808 North Cherry Street
Knoxville, Tennessee  37917

Hubert Guez					                        1,363,637 (3)		     13.6%
5804 East Slauson Avenue
Commerce, California 90040

Patricia Anderson-Lasko			                283,146 (4)			     3.8%
President and Director
1808 North Cherry Street
Knoxville, Tennessee  37917

Daniel A. (Dan) Page				                  463,833 (5)		      6.5%
Director
1808 North Cherry Street
Knoxville, Tennessee  37917

Samuel J. (Jay) Furrow, Jr.			            700,057 (6)		     	7.0%
Vice President and Chief Operating
Officer; Acting Chief Financial Officer,
Director; Secretary
1808 North Cherry Street
Knoxville, Tennessee  37917

Marc B. Crossman				                       34,828 (7)		       *
Director
1808 North Cherry Street
Knoxville, Tennessee  37917

John G. Looney, MD				                    133,500		          1.3%
Director
1808 North Cherry Street
Knoxville, Tennessee  37917

All Executive Officers				4,380,108(2)(4)(5)(6)(7)	42.0%
and Directors as a Group
(6 persons)

_________________

* Less than 1%.

(1)	Pursuant to the rules of the Securities and Exchange Commission, certain shares of the Company's common stock that a beneficial owner set forth in this table has a right to acquire within 60 days of the date hereof pursuant to the exercise of options or warrants for the purchase of shares of common stock are deemed to be outstanding for the purpose of computing the percentage ownership of that owner but are not deemed outstanding for the purpose of computing percentage ownership of any other beneficial owner shown in the table. Percentages are calculated based on 10,042,075 shares outstanding as of September 18, 2000.

(2)	Includes 100,000 shares subject to currently exercisable options. Does not include 750,000 shares subject to warrants that will be issued if Proposal 3 is approved.

(3)	Includes 500,000 shares held of record by SHD Investments, LLC, of which
Mr. Guez's brother is the Manager, 250,000 shares held of record by each to two trusts for Mr. Guez's sons and of which Mr. Guez's mother is trustee, and 363,637 held of record by Commerce Investment Group, LLC, of which Mr. Guez is the Manager (collectively, the "Commerce Group"). Mr. Guez disclaims beneficial ownership the shares held by SHD Investments, LLC.

(4)	Includes 120,000 shares subject to currently exercisable options.

(5)	Includes 250,000 shares purchased by Ms. Anderson-Lasko pursuant to the 1997
Stock Purchase Right Award, awarded to her in February 1997.  Under the terms of the 1997 Stock Purchase Right Award, Ms. Anderson-Lasko was permitted to, and elected to, pay for the purchase of the 250,000 shares (the "1997 Award
Shares") by the execution of a non-recourse note (the "Note") to the Company for the exercise price of $2.8125 per share ($703,125) in the aggregate).  The
Note is due, without interest, on April 30, 2002, and is collateralized by the
1997 Award Shares purchased therewith.  Ms. Anderson-Lasko may pay or prepay
(without penalty) all or any part of the Note by (i) the payment of cash, or
(ii) the delivery to the Company of other shares of Common Stock (other than the 1997 Award Shares) that Ms. Anderson-Lasko has owned for a period of at least six months, which shares would be credited against the  Note on the basis of the closing bid price for the Common Stock on the date of delivery.  The 1997
Award Shares will be forfeited and returned (at the rate of one shares per
$2.8125) to the Company to the extent the Note is not paid on or before its maturity; accordingly, the number of shares owned by Ms. Anderson-Lasko could decrease in the future.

(6)	Includes 125,000 shares subject to currently exercisable options. Does not include 750,000 shares subject to warrants that will be issued if Proposal 3 is approved.

(7)	Includes 33,328 shares subject to currently exercisable options.



                          ELECTION OF DIRECTORS
                               (PROPOSAL 1)

The Bylaws provide that the Board of Directors shall consist of not fewer than three Directors, with the exact number of Directors (subject to such minimum and any range of size established by the Company's stockholders) to be determined by resolution of the Board of Directors. The Board of Directors currently consists of six Directors. At the Annual Meeting, six Directors will be elected to serve one-year terms. The Board of Directors' nominees for election are set forth below.

Unless otherwise instructed on the proxy, properly executed proxies will be voted for the election as Directors of all of the nominees set forth below.
The Board of Directors believes that all such nominees will stand for election and will serve if elected. However, if any of the persons nominated by the Board of Directors fails to stand for election or is unable to accept election, proxies will be voted by the proxy holders for the election of such other person or persons as the Board of Directors may recommend. Directors will be elected by a plurality vote.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF ITS NOMINEES FOR DIRECTORS.

Information as to Nominees

The following table sets forth certain information regarding the persons nominated for election as Directors of the Company as of September 18, 2000.

Name						                      Age		         Position with the
                                                  Company

Samuel J. (Sam) Furrow Sr. (2)			59		         Chairman of the Board,
                                              Chief Executive Officer and
                                              Director

Patricia Anderson-Lasko			       41		         President and Director

Samuel J. (Jay) Furrow, Jr.			   27		         Vice President, Chief
                                              Operating Officer and Director
                                              and Acting Chief Financial
                                              Officer; Secretary

Daniel A. (Dan) Page (1)(2)			   51		         Director

Marc B. Crossman (1)				         29		         Director

John G. Looney, MD (1)(2)			     58		         Director

____________________

(1)	Member of the audit committee of the Board of Directors.
(2)	Member of the executive compensation committee of the Board of Directors.

Following is information with respect to the business experience for at least the last five years and certain other information regarding each of the nominees for election as a Director.

Samuel J. (Sam) Furrow became a Director in April 1998 and the Company's Chairman and Chief Executive Officer in October 1998. Mr. Furrow has also been the Chairman of Furrow Auction Company (a real estate and equipment sales company) since April 1968, Chairman of Furrow-Justice Machinery Corporation
(a six-branch industrial and construction equipment dealer) since September 1983, Owner of Knoxville Motor Company - Mercedes Benz since December 1980 and of Land Rover of Knoxville since July 1997. Mr. Furrow has been a Director of Southeastern Advertising Inc. (an advertising agency) since April 1968, a Director of First American National Bank since September 1993, and of
Goody's Family Clothing, Inc, a publicly traded retail clothing store chain, since 1995. Sam Furrow is Jay Furrow's father.

Patricia Anderson-Lasko has been President and a Director of the Company since August 1990 and President of the Company's Innovo, Inc. subsidiary since she founded that company in 1987. From August 1990 until August 1997,
Ms. Anderson-Lasko was also the Chairman and Chief Executive Officer of the Company.

Daniel A. Page was the chief operating officer of the Company from August 1997 through April 1999 and has been a Director of the Company since August 1997. From June 1993 until August 1997, Mr. Page was the principal operating and executive officer of Southeast Mat Company, a privately held manufacturer of automobile floor mats. Prior thereto Mr. Page was the president of Tennessee Properties Company, a privately held real estate development company.

Samuel J. (Jay) Furrow, Jr. became the Company's Vice President for Corporate Development and In-House Counsel in July 1998 and a Director in January 1999. He has also served as the Company's Chief Operating Officer since April 1999 and its Acting Chief Financial Officer since August 2000. Mr. Furrow is an attorney. Prior to joining the Company, Mr. Furrow attended the Southern Methodist University School of Law beginning in August of 1995 and graduating with a J.D. in May 1998. Mr. Furrow attended Vanderbilt University beginning in 1991 and graduating with a BS degree in Political Science and Business in 1995. Jay Furrow is Sam Furrow's son, and the President of StanRo Development, a real estate development company.

Marc B. Crossman has been a Director since January 1999. Mr. Crossman has also been a Vice President and Equity Analyst with J.P. Morgan Securities Inc., New York, New York, since January 1999, and was previously a Vice President and Equity Analyst with CIBC Oppenheimer Corp. from September 1997 through January 1999 and an Associate and Equity Analyst with Dain Rauscher Wessels from November 1994 through September 1997.

John G. Looney, MD has been a Director since August 1999. Dr. Looney is a psychiatrist employed by the Duke Medical Center since 1986. Dr. Looney is also currently working with Covenant Health Systems pursuant to a contract between the Duke Medical Center and Covenant to develop a behavioral health system for Covenant in Knoxville. He also participates in a variety of venture capital investments independent of Duke, Covenant and the Company.

Each of the Company's Directors is elected at the annual meeting of stockholders and serves until the next annual meeting and until a successor has been elected and qualified or their earlier death, resignation or removal. Vacancies in the Board of Directors are filled by a majority vote of the remaining members of the Board of Directors.

Executive officers of the Company are elected on an annual basis and serve at the discretion of the Board of Directors.

Commerce and Mizrachi Group Stock Purchase Agreements

In connection with the Phase I investment by the Commerce Group, the Company has agreed to appoint to the Board of Directors one person designated by Mr. Guez. Mr. Guez has not designated a Board member at this time. If the Phase II investment is completed, Mr. Guez will be entitled to designate two additional Board members. If the proposed investment by the Mizrachi Group is completed, the Company has agreed to appoint to the Board of Directors one person, or possibly two if permissible under Nasdaq rules, designated by Mr. Mizrachi. The Company has also amended its Bylaws to provide that the number of Company directors will be between three and seven, with the exact number to be specified by the Board of Directors, until November 1, 2000, and that from November 2, 2000 until November 1, 2003, the number of members of the Board of Directors will be between three and twelve, with the exact number to be designated by the Board of Directors. See "Approval of Share Issuance to Commerce Group and Warrant Issuance to Commerce Group and Furrow Group
(Proposal 3)" and "Approval of Share and Warrant Issuances to Mizrachi Group (Proposal 4)" below.

If proposals 3 and 4 are approved and the related financing are completed, Mr. Guez will be entitled to designate three members and Mr. Mizrachi will be entitled to designate one or two members of the Company's Board of Directors.
If the warrants purchased by the Commerce Group were exercised in full, then the Commerce Group would own 6,163,637 shares, or approximately 41.5% of the shares then entitled to vote in the election of Directors and other matters submitted to the Company's stockholders for approval. If the warrants purchased by the Mizrachi Group were exercised in full, then the Mizrachi Group would own at least 3,400,000 shares, or at least approximately 25.3% of the shares then entitled to vote in the election of Directors and other matters submitted to the Company's stockholders for approval.

Corporate Governance and Other Matters

The Board of Directors conducts its business through meetings and through its committees. The Board of Directors acts as a nominating committee for selecting candidates to stand for election as Directors. Other candidates may also be nominated by any stockholder, provided such other nomination(s) are submitted in writing to the Secretary of the Company no later than 120 days prior to the anniversary date of the prior year's annual meeting of stockholders at which Directors were elected, or such earlier date as the Board of Directors may allow, together with the identity of the nominator and the number of shares of the Company's stock owned, directly and indirectly, by the nominator. No such nominations have been received as of the date hereof in connection with the Annual Meeting.

The Board of Directors currently has two committees, the Audit Committee and the Executive Compensation Committee.

The Audit Committee is primarily responsible for (i) monitoring the integrity of the Company's financial reporting process and systems of internal controls regarding finance, accounting, and legal compliance, (ii) monitoring the independence and performance of the Company's independent auditors and internal auditing department, and (iii) providing an avenue of communication among the independent auditors, management, the internal auditing department, and the Board. The Audit Committee has a charter that details its duties and responsibilities. A copy of this charter is attached to this Proxy Statement as Appendix A. The current members of the Audit Committee are Dr. Looney and Messrs. Page and Crossman. The Executive Compensation Committee reviews and recommends the compensation arrangements for management of the Company. The current members of the Executive Compensation Committee are Dr. Looney and Messrs. Page and Sam Furrow. The Executive Compensation Committee will also administer the Company's 2000 Employee Stock Incentive Plan and 2000 Director Stock Incentive Plan if approved pursuant to Proposals 5 and 6.

Each of Messrs. Guez and Mizrachi will be entitled to designate members of each Board committee if their respective proposed investments are completed. See "Commerce and Mizrachi Group Stock Purchase Agreements; Potential Change in Control" above.

During the year ended November 30, 1999, the Board of Directors held six meetings. During the same period, the Executive Compensation Committee and the Audit Committee each met once. No incumbent Director attended fewer than 75% of the total number of meetings of the Board of Directors and committees of the Board of Directors on which he served.

Director Compensation

Directors who are not employees of the Company do not currently receive a fee for attending meetings of the Board of Directors or its committees. Mr. Page received a grant of nonqualified stock options to purchase 120,000 shares of Common Stock at an exercise price of $3.31 per share upon becoming a Director in August 1997. All of such options are vested.

Sam Furrow received a grant of nonqualified stock options to purchase 100,000 shares of Common Stock at an exercise price of $4.75 per share upon becoming a Director in March 1998. Jay Furrow received a grant of nonqualified stock options to purchase 100,000 shares of Common Stock at an exercise price of $4.75 per share upon becoming a Director in February 1999. Mr. Crossman received a grant of nonqualified stock options to purchase 100,000 shares of Common Stock at an exercise price of $4.75 per share upon becoming a Director in February 1999. The options vest and become exercisable at the rate of 2,083 shares per month served.

If the 2000 Director Stock Incentive Plan is approved pursuant to Proposal 6, each member of the Board of Directors will receive annual compensation in the form of options to buy Common Stock with a nominal initial value of $10,000. Each option will have an exercise price equal to one-half of the market price on the date of grant, and will cover a number of shares equal to $10,000 divided the exercise price per share. See "Approval of 2000 Director Stock Option Plan (Proposal 6)" below.

Executive Compensation and Other Information

Summary Compensation Table. The following table sets forth the compensation paid to the Chief Executive Officers of the Company during 1999 and to the other executive officer of the Company who received annual compensation in excess of $100,000 during 1999 (the "Named Executive Officers") during fiscal years 1999, 1998 and 1997.


                        	Summary Compensation Table

                                   Annual Compensation(1)              Long-term Compensation
    Name and                                                          Other Annual    Options/
Principal Position              Year      Salary       Bonus         Compensation(3)    SARs
------------------              ----      ------       -----         ---------------    ----

Samuel J. Furrow,               1999          --          --                  --             --
Chairman and CEO(2)             1998          --          --                  --        100,000

Patricia Anderson-Lasko,        1999      $157,500     $15,750            $  509             --
President                       1998       188,000        --                  --             --
                                1997       157,500        --               4,070             --


(1)	No executive officers received or held restricted stock awards during fiscal
1999, 1998 or 1997.

(2)	Mr. Sam Furrow's employment by the Company began in October 1996 with no salary. Mr. Furrow received a grant of nonqualified stock options to purchase 100,000 shares of Common Stock at an exercise price of $4.75 per share upon becoming a Director in March 1998. The options vest and become exercisable at the rate of 2,083 per month through 2002.

(3)	During fiscal 1999, 1998 and 1997 Ms. Anderson-Lasko received life insurance benefits in the aggregate amounts of $509, $0 and  $4,070, respectively.

Option Grants. None of the Named Executive Officers received option grants during 1999.

Option Exercises and Fiscal Year-End Values. The following table sets forth information with respect to the Named Executive Officers concerning the number of securities underlying unexercised options at 1999 year-end and the year-end value of all unexercised in-the-money options held by such individuals. None of the Named Executive Officers exercised any options during the fiscal year ended November 30, 1999.


Aggregated Option/SAR Exercised in 1999 and Year-end Option/SAR Values


                    Shares                Number of Unexercised     Value of Unexercised
                   Acquired              Options/SARs at FY-End   In-the-Money Options/SARs
                      On       Value        (#) Exercisable/          ($) Exercisable/
Name               Exercise   Realized       Unexercisable             Unexercisable
-----              --------   --------   ----------------------   -------------------------

Samuel J. Furrow      0          0           59,990 / 40,010            Not applicable(1)


(1)	Based on a closing price per share of $1.594 for the Common Stock on
November 30, 1999 as reported by the Nasdaq SmallCap Market.

Stock Bonus Plan

The Board of Directors has authorized and may in the future authorize the issuance of restricted stock to certain employees of the Company.

                  Certain Relationships and Related Transactions

The Company has adopted a policy requiring that any material transactions between the Company and persons or entities affiliated with officers, Directors or principal stockholders of the Company be on terms no less favorable to the Company than reasonably could have been obtained in arms' length transactions with independent third parties.

Anderson Stock Purchase Agreement. Pursuant to the 1997 Stock Purchase Right Award awarded to her in February 1997, Ms. Anderson-Lasko purchased 250,000 shares of Common Stock (the "1997 Award Shares") with payment made by the execution of a non-recourse note (the "Note") to the Company for the exercise price of $2.8125 per share ($703,125 in the aggregate). The Note is due, without interest, on April 30, 2002, and is collateralized by the 1997 Award Shares. Ms. Anderson-Lasko may pay or prepay (without penalty) all or any part of the Note by (i) the payment of cash, or (ii) the delivery to the Company of other shares of Common Stock (other than the 1997 Award Shares) that Ms. Anderson-Lasko has owned for a period of at least six months, which shares would be credited against the Note on the basis of the closing bid price for the Common Stock on the date of delivery.

Sam Furrow and Affiliate Loans. During the period from January 1999 to June 2000, Sam Furrow and affiliated companies made a total 24 loans in an aggregate amount of $1,933,000 to the Company primarily to finance the Company's import of product from the Orient and general operations. Each of the loans was unsecured and provided for interest compounding annually at a rate of from 8.5% to 10.0%. Most of the loans provided for a six-month term. The Board of Directors determined in each instance that the loans were made on fair terms and conditions that were more favorable to the Company than could be obtained from third parties.

Of the amounts loaned by Sam Furrow and his affiliates, a total of $1,200,000 has been exchanged for Common Stock as described below under "Debt to Equity Conversions." As of September 1, 2000, the total amount still owed by the Company to Sam Furrow and affiliated companies was approximately $202,000 bearing interest at a rate of 10.0% annually.

Dan Page Loans. During the period from February 1999 to March 1999, Dan Page made a total five loans in an aggregate amount of $200,000 to the Company primarily to finance the Company's import of product from the Orient and general operations. Each of the loans was unsecured and provided for interest compounding annually at a rate of from 10.0%. The loans provided for a six-month term. The Board of Directors determined in each instance that the loans were made on fair terms and conditions that were more favorable to the Company than could be obtained from third parties.

All of the $200,000 loaned Dan Page to the Company has been exchanged for Common Stock as described below under "Debt to Equity Conversions."

Debt to Equity Conversions. On February 26, 1999, Sam Furrow and Dan Page each exchanged $150,000 of the indebtedness owed by the Company to him for 75,000 restricted shares of common stock, or a price of $2.00 per share. On the date that the Company's Board of Directors approved the debt exchanges, the average closing sale price for the Common Stock as reported by Nasdaq for the prior 30 days was $2.00.

Jay Furrow acquired $50,000 of the indebtedness owed by the Company to Sam Furrow on April 26, 1999 and exchanged that amount for restricted Common Stock at a price of $1.00 per share on that date. On the same date, a third party acquired $50,000 of the indebtedness owed by the Company to Dan Page and exchanged that amount for restricted Common Stock at a price of $1.00 per share. On the date that the Company's Board of Directors approved those debt exchanges, the average closing sale price for the Common Stock as reported by Nasdaq for the prior 15 days was $1.43.

On February 28, 2000, Sam Furrow exchanged $500,000 of the indebtedness owed by the Company to him for 423,729 restricted shares of common stock, or a price of $1.18 per share. On the date that the Company's Board of Directors approved the debt exchange, the closing sale price for the Common Stock as reported by Nasdaq was $1.15.

On August 11, 2000, Sam and Jay Furrow converted $1 million of outstanding Company debt owed to third parties that it had previously assumed and an additional $500,000 of Company debt that was previously owed to the Furrows for 1,363,637 shares of common stock, or $1.10 per share, and warrants to purchase 1,500,000 shares of Common Stock that have a three-year term and an exercise price of $2.10 per share. The debt conversion to equity had been required by the Commerce Group as a condition to making their Phase I investment in the Company. The Furrows have also agreed to make the issuance of the purchased warrants subject to stockholder approval pursuant to Proposal 3. See "Approval of Share Issuance to Commerce Group and Warrant Issuance to Commerce Group and Furrow Group (Proposal 3)" below.

The $1.0 million of converted debt that had been assumed by the Furrows and that had previously been guaranteed by him consisted of $650,000 owed to Commerce Capital, Inc., a Nashville, Tennessee based finance company unrelated to the Commerce Group, and $350,000 owed to First Independent Bank of Gallatin.

With respect to each of the debt to equity conversions discussed above, the Board of Directors determined that the purchases of Common Stock were made on fair terms and conditions and were in the Company's best interests in order to increase the Company's net tangible assets for Nasdaq listing compliance purposes and considering recent trading prices and a reasonable discount due to the restricted nature of the issued shares. All of the shares issued pursuant to the debt conversions were subject to registration rights, and resales of all of such shares are now subject to effective registration statements.

Facility Lease Arrangements. On October 7, 1998, the Company entered into a Warehouse Lease Agreement with Furrow-Holrob Development II, LLC pursuant to which the Company has leased the 78,900 square foot plant that now houses the Company's executive offices and its manufacturing, administrative and shipping facilities. The "triple net" lease provides for an annual base rental rate of $2.00 per square foot, or $157,800 annually, plus a pro rata share of real estate taxes, insurance premiums and common area expenses, with an initial five-year term and two Company five-year renewal options (subject to agreement on any change in the base rental rate). The Board of Directors, with Mr. Furrow excusing himself from deliberations and not voting, unanimously approved the Warehouse Lease Agreement. As required by the terms of the Phase I financing, the Warehouse Lease Agreement was terminated on July 1, 2000. The Company currently occupies the same facilities rent free pending arrangements for new space.

Anticipated New Facility Lease Arrangements. The Company currently expects to enter into a new lease for space with a company owned by Sam Furrow. The space would be approximately 5,000 square feet consisting of the first floor of a two-story building located in downtown Knoxville, Tennessee, with a monthly rental of $3,500 triple net.

Section 16 Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires the Company's Directors, officers and persons who beneficially own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission (the "Commission"). Directors, officers and greater than ten percent beneficial owners are required by the Commission's regulations to furnish the Company with copies of all
Section 16(a) forms they file.

Based solely on a review of copies of such forms furnished to the Company and certain of the Company's internal records, or upon written representations that no Form 5s were required, the Company believes that during the year ended December 31, 1999, all Section 16(a) filing requirements applicable to its Directors, officers and greater than ten percent beneficial owners were satisfied on a timely basis.


                 APPROVAL OF AN AMENDMENT TO THE CERTIFICATE OF
                    INCORPORATION TO INCREASE THE NUMBER OF
                      AUTHORIZED SHARES OF COMMON STOCK
                               (PROPOSAL 2)

On August 11, 2000, the Board of Directors adopted an amendment to Article Fourth of the Certificate of Incorporation, subject to stockholder approval at the Annual Meeting, to increase the number of authorized shares of Common Stock to 40,000,000 shares from 15,000,000 shares. At the Annual Meeting, the stockholders of the Company will be asked pursuant to Proposal 2 to consider and vote on the proposed amendment to Article Fourth. The amended and restated form of Article Fourth of the Certificate of Incorporation as proposed is attached to this Proxy Statement as Attachment B.

The Board of Directors recommends that the stockholders of the Company adopt Proposal 2. If Proposal 2 is approved by the stockholders at the Annual Meeting, the proposed amendment to the Certificate of Incorporation will become effective upon the filing of a Certificate of Amendment of Certificate of Incorporation with the Secretary of State of the State of Delaware, which is expected to occur promptly after the Annual Meeting. Unless otherwise instructed on the proxy, properly executed proxies will be voted in favor of approving the proposed amendment to Article Fourth of the Certificate of Incorporation to increase the number of authorized shares of Common Stock to 15,000,000. The affirmative vote of a majority of the shares of Common Stock outstanding as of the Record Date is required to approve Proposal 2.

The Certificate of Incorporation currently authorizes 15,000,000 shares of Common Stock, of which 8,732,628 shares of Common Stock were issued and outstanding on the Record Date. As of the Record Date, 852,040 shares of Common Stock were subject to issuance upon exercise of outstanding options previously issued by the Company.

The Board of Directors believes that the proposed increase in the authorized shares of Common Stock is desirable to enhance the Company's flexibility in connection with possible future actions, such as stock splits, stock dividends, acquisitions, financing transactions, employee benefit plan issuances, and such other corporate purposes as may arise. Having such authorized Common Stock available for issuance in the future will give the Company greater flexibility and will allow additional shares of Common Stock to be issued without the expense and delay of a stockholders' meeting. Such a delay might deny the Company the flexibility the Board views as important in facilitating the effective use of the Company's securities. The rules of the National Association of Securities Dealers, Inc. ("NASD") currently require stockholder approval by issuers of securities quoted on the Nasdaq SmallCap Market, on which the Common Stock is currently quoted, as to the issuance of shares of common stock or securities convertible into common stock in several instances, including actions resulting in a change of control of the company, acquisition transactions involving Directors, officers or substantial security holders where the present or potential issuance of such securities could result in an increase in outstanding common shares or voting power of 5% or more, acquisition transactions generally where the present or potential issuance of such securities could result in an increase in the voting power or outstanding common shares of 20% or more, and certain other sales or issuances of common stock (or securities convertible into or exercisable for common stock) in a non-public offering equal to 20% or more of the voting power outstanding before the issuance for less than the greater of book or market value of the stock. Exceptions to these rules may be made upon application to the NASD.
In other instances, the issuance of additional shares of Common Stock remains within the discretion of the Board of Directors, without the requirement of further action by stockholders except as otherwise required by applicable law or any stock exchange on which the Company's securities may then be listed. The Company is not currently engaged in any negotiations with respect to the use of any shares of the additional authorized Common Stock, nor are there currently any commitments, arrangements, understandings or plans with respect to the issuance of such shares.

If the proposal to increase the authorized shares of Common Stock is approved, the additional authorized shares will be part of the existing class of such Common Stock and will increase the number of shares of Common Stock available for issuance by the Company, but will have no effect upon the terms of the Common Stock or the rights of the holders of such shares. If and when issued, the proposed additional authorized shares of Common Stock will have the same rights and privileges as the shares of Common Stock currently outstanding. Holders of Common Stock will not have preemptive rights to purchase additional shares of Common Stock.

The future issuance of additional shares of Common Stock on other than a pro rata basis may dilute the ownership of current stockholders. Such additional shares also could be used to block an unsolicited acquisition through the issuance of large blocks of stock to persons or entities considered by the Company's officers and Directors to be opposed to such acquisition, which might be deemed to have an anti-takeover effect (i.e., might impede the completion of a merger, tender offer or other takeover attempt). In fact, the mere existence of such a block of authorized but unissued shares, and the Board's ability to issue such shares without stockholder approval, might deter a bidder from seeking to acquire shares of the Company on an unfriendly basis. While the authorization of additional shares of Common Stock might have such effects, the Board of Directors of the Company does not intend or view the proposed increase in authorized Common Stock as an anti-takeover measure, nor is the Company aware of any proposed transactions of this type.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" APPROVAL OF PROPOSAL 2.




APPROVAL OF SHARE ISSUANCE TO COMMERCE GROUP AND WARRANT ISSUANCES TO COMMERCE
                     GROUP AND FURROW GROUP (PROPOSAL 3)

Background Information

In July 1997, the Commission and Nasdaq announced revised standards for listing on the Nasdaq SmallCap Market that required that a company's listed securities trade for not less than $1.00 per share and that the company have net tangible assets (total assets, excluding goodwill, minus total liabilities) of at least $2,000,000. The change became effective in February 1998.

Potential Delisting. Due to continued losses, the Company did not meet the required net tangible asset level as of May 31, 2000. On July 19, 2000, the Company was granted a temporary exception from this standard subject to Innovo meeting certain conditions. The conditions require the Company to obtain a minimum net tangible asset level of $4 million on or before August 11, 2000 ("Phase I") and a minimum net tangible asset level of $5 million on or before October 31, 2000 ("Phase II").

Completion of Phase I Financing. The Company met the Phase I net tangible asset level of $4 million on August 11, 2000 by issuing 1,363,637 shares of Common Stock ("Phase I Shares") to Commerce Investment Group, LLC for $1.5 million in cash (a price of $1.10 per share), with the proceeds being used by the Company to purchase finished goods and services from Commerce and its affiliates (collectively, the "Commerce Group"). As required by the Commerce Group as a condition to making its Phase I investment in the Company, the Company also increased its net tangible assets by issuing Common Stock and warrants to Sam and Jay Furrow (the "Furrow Group"). The Furrow Group converted $1 million of outstanding Company debt owed to third parties that it had previously assumed and converted $500,000 of Company debt that was owed to the Furrow Group (the "Furrow Debt Conversion") for 1,363,637 shares of Common Stock, or $1.10 per share, and warrants to purchase 1,500,000 shares of Common Stock that have a three-year term and an exercise price of $2.10 per share (the "Furrow Warrants"). The Furrows agreed to make the issuance of the Furrow Warrants subject to stockholder approval pursuant to Proposal 3.

Registration of Phase I Share Resales. As required by the terms of the Phase I financing, the Company has registered the potential resales of the shares sold to the Commerce Group and Furrow Group with the Commission. The same registration statement also covers resales of an additional 1,117,718 shares that were previously sold to Sam Furrow, Dr. Looney and other investors in private placements that were completed prior to the Phase I financing.

Proposed Phase II Financing

If Proposal 3 is approved and other conditions are satisfied, the Company plans to meet the $5 million Phase II requirements on or before October 31, 2000 by selling an additional 1.5 million shares of Common Stock ("Phase II Shares") and warrants to purchase an additional 3.3 million shares to the Commerce
Group (the "Purchase Warrants") for $1,500,000. The Purchase Warrants will have an exercise price of $2.10 per share. Three million of the Purchase Warrants will have a term of three years and the remaining 300,000 will vest over two years and expire 3 years from the last vesting. The proceeds will be used by the Company to purchase additional finished goods and services from the Commerce Group and its affiliates.

Required Stockholder Approval Under Nasdaq Rules

The Common Stock is listed on the Nasdaq SmallCap Market ("Nasdaq"). Nasdaq Rule 4460(i)(1)(D)(ii) ("Nasdaq 20% Rule") requires stockholder approval prior to the issuance of securities under certain circumstances, including in connection with a transaction (other than a public offering) involving the sale or issuance by the Company of Common Stock, or securities convertible into or exercisable for Common Stock, equal to 20% or more of the Common Stock or 20% or more of the voting power outstanding before such issuance at a price (or in the case of convertible securities, a conversion price) less than the greater of the book or market value of the Common Stock. The Phase I sales of Common Stock to the Commerce Group and Furrow Group described above did not require stockholder approval because their purchase price exceeded the greater of the book or market value of the Common Stock at that time.

Additionally, Nasdaq Rule 4460(i)(1)(B) (the "Nasdaq Control Rule") requires stockholder approval of the issuance of securities by the Company that would result in a change of control of the Company. The proposed Phase II sale of 1,500,000 shares and warrants to purchase 3.3 million shares to the Commerce Group would equal 4.8 million shares, or 47.8% of the currently outstanding 10,042,075 shares of Common Stock if the warrants were fully exercised, and 32.3% on a fully diluted basis after the issuances (but before any issuances of Common Stock and warrants to the Mizrachi Group as described in Proposal 4 or any exercises of warrants by the Furrow Group). Mr. Guez will also be entitled to designate three members of the Company's Board of Directors if the Phase II financing is completed. Although the Company does not believe that any change of control (whether for purposes of the Nasdaq Control Rule or otherwise) is occurring as a result of such transactions, there is no concrete test to determine the amount of securities that the Company may issue to a person without triggering the Nasdaq Control Rule. Depending on the facts and circumstances, the issuance by the Company of securities representing less than a majority of the Company's voting power may result in a change of control of the Company under the Nasdaq Control Rule.

The Company is seeking stockholder approval of the Phase II issuance of Common Stock and warrants to the Commerce Group pursuant to the Purchase Agreement (including any securities of the Company issued as dividends or otherwise in respect of the Common Stock subject to unexercised warrants in accordance with the terms thereof) in order to ensure compliance with the Nasdaq 20% Rule and the Nasdaq Control Rule (collectively, the "Nasdaq Rules"). The Company is also seeking stockholder approval of the issuance of Phase I warrants to the Furrow Group (including any securities of the Company issued as dividends or otherwise in respect of the Common Stock subject to unexercised warrants in accordance with the terms thereof) as agreed by the Furrows because the Commerce Group could not receive warrants in Phase I prior to stockholder approval. Stockholder approval of the Phase II transactions and the issuance of the Phase I warrants to the Furrow Group is not otherwise required as a matter of Delaware law or other applicable laws or rules or by the Company's Certificate of Incorporation or Bylaws.

Summary of Commerce Group Investment Terms

The following summary of the provisions of the following agreements that were entered into by the Company and Commerce Investment Group, LLC, a California limited liability company of which Mr. Hubert Guez is the Manager ("Commerce LLC"), on August 11, 2000: (1) the Common Stock and Warrant Purchase Agreement (the "Purchase Agreement") between the Company and Commerce LLC; (2) the Investor Rights Agreement by and among Sam Furrow, Jay Furrow, Pat Anderson, John G. Looney, MD, Marc B. Crossman, and Dan Page, the Company and Commerce
LLC (the "Investor Agreement"); (3) the Supply Agreement (the "Supply Agreement") between the Company and Commerce LLC with Azteca Production International, Inc., a California corporation affiliated with Commerce LLC ("Azteca"), to act as its subcontractor; (4) the Distribution Agreement (the "Distribution Agreement") between the Company and Commerce LLC with Apparel Distribution Services, LLC, a California limited liability company affiliated with Commerce LLC ("ADS"), to act as its subcontractor; (5) the Support Agreements delivered by each of the members of the Company's Board of Directors; and (6) the Stock Purchase Warrants to be issued to the Commerce Group to purchase 3,000,000 and 300,000 shares of Common Stock, respectively, at a purchase price of $2.10 per share.

Copies of these agreement and documents are not attached to this Proxy Statement, but were filed by the Company on September 15, 2000 as Exhibits to Amendment No. 1 (Form 8-K/A) to the Company's Current Report on Form 8-K dated August 11, 2000. You may read and copy those and any other document we file at the Securities and Exchange Commission's public reference rooms in Washington, DC, New York, New York, and Chicago, Illinois. Please call the Securities and Exchange Commission at 1-800-SEC-0330 for further information on the public reference rooms. Our Securities and Exchange Commission filings are also available to the public from the Securities and Exchange Commission's website at http://www.sec.gov. You may also obtain copies free of charge by writing to Innovo Group Inc., Attention: Investor Relations, 1808 North Cherry Street, Knoxville, Tennessee 37917, or calling 800-627-2621.

The Purchase Agreement. The Purchase Agreement provides for both the Phase I and the Phase II financings, and required the execution and delivery of the Investor Agreement and the Support Agreements at the closing of the Phase I financing ("Phase I Closing") on August 11, 2000. The Purchase Agreement also required the completion of the Furrow Debt Conversion as a condition to completing the Phase I financing and specified the forms of Stock Purchase Warrants to be delivered by the Company at the closing of the Phase II financing ("Phase II Closing").

Phase I Closing Conditions. The Company was also required to satisfy the following conditions prior to the Phase I Closing, each of which has been done:

		Close its manufacturing and distribution facilities in Knoxville.

		Cancel the lease for the Knoxville premises and receive a full and complete release of both present and past due obligations from its landlord, an affiliated with Sam Furrow.

		Begin taking the steps necessary to realign all of its production and distribution needs in accordance with the Supply Agreement and the
  Distribution Agreement.

  With the exception of sales, relocate all of the Company's operations, including finance and accounting, to Los Angeles.

  The Company's Board of Directors adopted the Bylaw amendment in the form attached to this Proxy Statement in the form of Attachment C.

Conditions to Phase II Closing. The Purchase Agreement provides that the following conditions must be satisfied before Commerce is obligated to proceed with the purchase the Phase II Shares at the Phase II Closing:

		The representations and warranties of the Company remain true and correct as of the Phase II Closing date and there is no material adverse change in the
  Company's financial condition or business.

		Commerce is satisfied that the sale and issuance of the Purchased Shares and the Warrants, and the proposed issuance by the Company to Commerce of the Purchased Shares and the Warrants upon the exercise thereof are legally permitted by all laws and regulations to which Commerce and the
  Company are subject and there is no ruling, judgment or writ of any court prohibiting the transactions contemplated by the Purchase Agreement.

		At the Phase II Closing, Commerce receives an opinion of Sims Moss Kline
  & Davis LLP, counsel to the Company, in the specified form.

		Commerce is satisfied that the Company is eligible to use Form S-3 to register resales of the Phase II Shares and the Common Stock underlying the
  Warrants.

		At the Phase II Closing, the Company has executed and delivered to Commerce the appropriate Warrant agreements for the Purchase Warrants.

		Commerce has received satisfactory confirmation from Nasdaq that it has no present intention to proceed with any de-listing proceeding, including, without limitation, the proceeding relating to a deficiency in net tangible assets.

		Two Commerce designees are concurrently appointed to the Board of Directors and each committee thereof.

  The Company has received stockholder approval pursuant to this Proposal 3.

		The Company has executed and delivered to Commerce an amendment to the initial S-3 or an additional S-3 Registration Statement ("New S-3") registering the Phase II Shares and Common Stock underlying the Warrants in a form deemed by counsel to Commerce to be in compliance with the applicable Commission filing requirements which New S-3 is filed within 5 business days of the Phase II Closing.

Potential Liquidated Damages. The Purchase Agreement provides that a delay in the effectiveness of the New S-3 beyond 90 calendar days from the Phase II Closing date (a "Registration Deadline") will result in late payments as "Liquidated Damages" by the Company to Commerce LLC in accordance with the following schedule (where "Number of Trading Days Late" is defined as the number of Trading Days beyond the respective Registration Deadline): $3,000 per day up to 119 days late, and $6,000 per day thereafter.

Pre-Emptive Rights. Each "Eligible Investor" (generally, a Commerce Group member or permitted assignee that holds at least 250,000 purchased shares) will also have "pre-emptive rights" to purchase their pro rata share of any Common Stock, preferred stock or convertible securities sold by the Company, other than
(i) shares of Common Stock (and/or options therefor) issued or issuable to employees, officers, directors, contractors or consultants of the Company and its subsidiaries pursuant to stock grant, stock purchase and/or stock option plans or other stock incentive program, arrangement or agreement which have been approved by the Board of Directors of the Company on or before August 11, 2000, (ii) any shares of Common Stock or Warrants issued under the Purchase Agreement, (iii) any securities issuable upon exercise of any options, warrants or rights to purchase any securities of the Company outstanding on the date of the Purchase Agreement ("Warrant Securities") and any securities issuable upon the conversion of any Warrant Securities, (iv) shares of the Common Stock or preferred stock issued in connection with any stock split or stock dividend,
(v) securities offered by the Company to the public pursuant to a registration statement filed under the Securities Act.

Rights of First Refusal and Co-Sale Rights.  Sam and Jay Furrow and Pat
Anderson have also agreed that until August 11, 2003, if the Commerce Group investors and members of their families still own beneficially at least 25% of their purchased shares, not to transfer any securities of the Company owned directly or indirectly by them, by family members or affiliates without allowing co-sales by the Commerce Group. They, along with Dr. Looney and Messrs. Page and Crossman, have also granted rights of first refusal to allow the Commerce Group members to buy their shares if they are to be sold to any third party, other than shares sold as permitted by Rule 144, charitable donations and other specified exceptions.

Board Representation.  Except to the extent that any of the following provisions is either (i) determined by Nasdaq to violate Nasdaq corporate governance rules or (ii) is determined by Company counsel in a written opinion to violate the fiduciary duty of a member of the Board of Directors under Delaware law, the Company also agrees that Mr. Guez is entitled to designate one member of the Board of Directors of the Company and of each subsidiary at the Phase I Closing and two additional members at the Phase II Closing (the "Investor Directors"). In addition, until as long as August 11, 2003, each member of the Furrow Group has agreed to vote all shares of Common Stock of the Company over which he has voting control, and will take all other necessary or desirable actions within his control and the Company will take all necessary and desirable actions within its control, in order to cause (A) the election to the Board of Directors of the Company of nominees designated by Mr. Guez (the "Investor Nominees"), and (B) the election of Hubert Guez as one of the Investor Directors. The members of the Furrow Group further agree to vote or cause to be voted all of their shares of Common Stock to elect the Investor Nominees.

Support Agreements. Pursuant to the Support Agreements, each of the member of the Company's Board of Directors also agreed to vote all of their shares of Common Stock in favor approving the issuance of shares and warrants to the members of the Commerce Group (this Proposal 3), as well as to vote against any other proposals that would impede completion of the proposed transactions. The Support Agreements entered into by the indicated person covered the respective number of shares outstanding and entitled to vote on the Record Date:

Sam Furrow 			                   1,737,024
Jay Furrow 			                     120,512
Dan Page 			                       283,333
Pat Anderson 			                   283,116
Dr. John Looney		                  133,500
Marc Crossman			                     1,500

For a total of 2,558,985 shares, or 29.3% of the 8,732,628 shares issued and outstanding on the Record Date and entitled to vote at the Annual Meeting.

Transaction Expenses. The Company is bearing its own expenses in connection with the Phase I and Phase II financings. In addition, the Company, on the one hand, and Commerce LLC, on the other, will share equally the fees and expenses of counsel to Commerce LLC and also Commerce LLC's reasonable out-of-pocket costs of up to $30,000 if the Phase II Closing occur. If (a) the Phase II Closing does not occur and Commerce was prepared to close, but the Company is not, or (b) Commerce elects not to close due to the discovery prior to the Phase II Closing of a material omission or misstatement in the Company's disclosure to Commerce, the Company must pay or reimburse, as the case may be, all of the legal fees and expenses incurred by Commerce in connection with the negotiations, drafting, diligence and related services provided by counsel in connection with this transaction, together with the Commerce's reasonable out-of-pocket expenses incurred in connection herewith. The Company will also pay the reasonable fees and expenses of counsel to Commerce in connection with
(a) any follow-on work related to the sale of equity securities convertible into or exchangeable for equity of the Company, and (b) any amendment, modification or waiver of the terms of the Purchase Agreement, any Related Agreement, Exhibits hereto or thereto, or any agreement or document executed in connection with the transaction contemplated pursuant to the Purchase Agreement or any related agreement.

Warrant Terms. All of the Purchase Warrants to purchase 3.3 million shares Common Stock to be issued to the Commerce Group at the Phase II Closing and the Furrow Warrants to be issued to the Furrow Group with respect to 1,363,637 shares of Common Stock pursuant to the Furrow Debt Conversion will have an exercise price of $2.10 per share. Three million of the Purchase Warrants and the Furrow Warrants will have a term of three years and the remaining 300,000 Purchase Warrants will vest over two years and expire 3 years from the last vesting. All of the Purchase Warrants and Furrow Warrants will be covered by the entitled to registration rights as described above under "Conditions to Phase II Closing."

Supply and Distribution Agreements

The Company entered into the Supply Agreement and the Distribution Agreement on August 11, 2000. Pursuant to those agreements, Commerce manufactures and supplies products for the Company, both pursuant to an aggregate "Minimum Obligation" (as that term is defined below). Commerce may subcontract its obligations under the Supply Agreement to Azteca and under the Distribution Agreement to ADS. Azteca is, among other things, a manufacturer of t-shirts, canvas and denim bags and other related products. ADS is in the business of providing specialized logistic services including warehousing, forwarding, distribution and related services.

Products, Orders and Pricing. Commerce shall supply to the Company specified products (the "Products") during the term of the Supply Agreement ("Manufacturing Services"). The purchase price that the Company pays Azteca for each of the Products is also specified in the Supply Agreement, all of which should result in lower combined Cost of Goods Sold and Selling, General and Administrative Expenses than the Company's prior manufacturing and distribution arrangements allowed. From time to time, the types of Products and pricing may be revised upon written agreement of the parties. The "Minimum Obligation" of the Company is to purchase a minimum of $1,500,000 worth of Manufacturing Services and "D&O Services" (as defined in the Distribution Agreement) from Commerce at or by the execution of the Supply Agreement and an additional $1,500,000 worth of Manufacturing Services and D&O Services within 90 calendar days of execution of the Supply Agreement. As of the date of this proxy statement, the Company had used or ordered an aggregate of $1,500,000 of Manufacturing Services and D&O Services from Commerce.

D&O Services. The services provided under the Distribution Agreement ("D&O Services") include the following: all warehousing functions, receiving, storage, shipping, including shipping supplies, order processing, maintenance of perpetual inventory, all direct labor and management services, space, utilities, maintenance and repair, medical insurance, Operations Services, Order Entry, Customer Service, MIS, Order Allocation, Billing and Office Supplies.

Term. The term of the Supply and Distribution Agreements is from August 11,
2000 for a period of two (2) years. The Agreements may be immediately terminated by either party upon (i) failure of the other party to comply with laws and regulations which materially affect such party's contracting rights or reputation and where such failure is not cured within thirty (30) days of receipt of written notice thereof; or (ii) any material breach of the Agreement by the other party which is not cured within thirty (30) days of receipt of written notice thereof. The Agreements will be automatically renewed for consecutive two (2) year terms under the same terms and conditions unless terminated by either party upon delivering written notice to the other party at least ninety (90) days prior to the end of the then existing term. Renewals are not subject to the Minimum Obligation amounts, and prices for Products will be renegotiated in good faith based on increases in costs of raw materials and labor.

Impact of the Private Placement on Existing Stockholders

Stockholders should consider the following factors in determining whether to vote for this Proposal 3:

 The issuance of the Phase II Shares, the Purchase Warrants and the Furrow Warrants and the ability of the holders to exercise their warrants to receive Common Stock may impact the trading patterns and adversely affect the market price of the Common Stock.

 Stockholders are subject to the risk of substantial dilution to their interests which may result from the issuance of shares of Common Stock upon exercises of the warrants. As a result of the issuance of such Common
 Stock, the current stockholders will own a smaller percentage of the outstanding Common Stock of the Company.

 All of the Phase II Shares and the shares of Common Stock issuable upon exercise of the warrants will be entitled to certain demand and incidental registration rights. Consequently, if such shares are registered, such shares will be freely transferable without restriction under the Securities Act of 1933, as amended (but may be subject to the short-swing profit rules and other restrictions under the Exchange Act). Such free transferability could materially and adversely affect the market price of our Common Stock.

 The Commerce Group will have a very substantial ownership interest in the Company after the Phase II Closing and may be in a position to control the Company's management and operations as a result of such stock ownership. The Company's ongoing operations and success will also be heavily dependent of the manufacturing capabilities of the Commerce Group and affiliated companies.

No Appraisal Rights

Under Delaware law, stockholders are not entitled to appraisal rights with respect to this Proposal 3.

Required Votes

Assuming the presence of a quorum at the Annual Meeting, the affirmative vote of a majority of the shares present in person or represented by proxy and entitled to vote is required to approve this Proposal 3. In addition, stockholders holding a majority of the shares represented at the Annual Meeting, excluding the shares held by members of the Commerce Group and the 1,363,637 shares acquired by Sam and Jay Furrow pursuant to the Furrow Debt Conversion, must also vote "FOR" approval of this Proposal 3.

Board Recommendation

The Board of Directors believes that the share and warrant issuances discussed above in this Proposal 3 are in the best interest of the Company and its stockholders. Stockholder approval of Phase II financing transactions will assist the Company in meeting the net tangible asset level listing requirements required by Nasdaq. Furthermore, the transactions will allow the Company to greatly increase its manufacturing, design and distribution capabilities while reducing the Company's expenses associated with these functions. The Board of Directors believes that the increase in manufacturing, design and distribution capabilities combined with the reduction in expenses and increase in cash flow will allow the Company to develop a revenue stream that will lead to profitability and stockholder value.

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" APPROVAL OF PROPOSAL 3.



         APPROVAL OF SHARE AND WARRANT ISSUANCE TO MIZRACHI GROUP
                             (PROPOSAL 4)

Subject to obtaining stockholder approval pursuant to this Proposal 4 and satisfying other stated conditions, the Company intends to proceed with a sale of Common Stock (the "Mizrachi Shares") and Common Stock purchase warrants (the "Mizrachi Warrants") to Third Millennium Properties, Inc., JAML, LLC, Innovation, LLC and their affiliates, all of which are controlled by affiliates and associates of Mr. Joseph Mizrachi (collectively, the "Mizrachi Group"), for $1,700,000, as well as additional transactions with the Mizrachi Group.

The Company entered into a binding letter agreement on August 8, 2000 with Third Millennium Properties, Inc., JAML, LLC and Innovation, LLC (the "Letter Agreement") providing for the sale of shares and warrants to purchase 1,700,000 shares to the Mizrachi Group for $1.7 million. The number of shares that the Mizrachi Group will purchase will be equal to $1,700,000 divided by the lesser of $1.00 and 80% of the average closing bid price for the Common Stock over the 10 days prior to day of the sale closing. The Mizrachi Warrants will have a term of 36 months and be exercisable at a price of $2.00 per share. The first $850,000 of the purchase price and one-half of the Mizrachi Shares and Mizrachi Warrants will be delivered at closing (the "Initial Closing"), which is to occur as soon as is practicable after approval of this Proposal 4, and the remaining $850,000 and shares and warrants will be delivered within 30 days after the Initial Closing.

A copy of the Letter Agreement is not attached to this Proxy Statement, but has been filed by the Company with the Commission on September 22, 2000 as an Exhibit to a Company Current Report on Form 8-K. You may read and copy those and any other document we file at the Securities and Exchange Commission's public reference rooms in Washington, DC, New York, New York, and Chicago, Illinois. Please call the Securities and Exchange Commission at 1-800-SEC-0330 for further information on the public reference rooms. Our Securities and Exchange Commission filings are also available to the public from the Securities and Exchange Commission's website at http://www.sec.gov. You may also obtain copies free of charge by writing to Innovo Group Inc., Attention:
Investor Relations, 1808 North Cherry Street, Knoxville, Tennessee 37917, or calling 800-627-2621.

Additional Mizrachi Group Investment Terms

The Letter Agreement. The Letter Agreement requires the execution and delivery of a definitive Equity Purchase Agreement and related documents, Registration Rights Agreement, a Sale/Leaseback Agreement, an Advisory Agreement and Support Agreements by the Initial Closing.

Equity Purchase Agreement. The Equity Purchase Agreement will contain additional representations and warranties of the Company concerning the financial condition, assets, liabilities, material contracts, public disclosures, litigation, environmental compliance, compliance with all laws, no adverse changes, etc. as are customary in agreements of this type to assure full disclosure and compliance with applicable law. These representations will contain customary exceptions and "carve-outs" for materiality and similar concepts. The Mizrachi Group will represent and warrant its status as an accredited investor, that it is entering into the agreement for its own account and not with a view to or for sale in connection with any distribution of the shares and its authority to enter into the agreements. Appropriate mutual indemnification will be provided in the event of any material breach of any such representations or warranties.

Sale/Lease Agreement. A Sale/Lease Agreement with Third Millennium Properties, Inc. will provide for the purchase of the Company's Lake Worth warehouse facility at its book value in exchange for the assumption of the Company's first mortgage on the property and a note for the balance. Third Millennium Properties, Inc. will receive a placement fee if the note is paid within the next 36 months. The rate for such lease will be for at least the current mortgage payments and will be triple net.

Advisory Services. Third Millennium Properties, Inc. will be retained as financial advisor for the Company and perform investor relation services for the Company. Third Millennium Properties, Inc. will receive a customary fee for its services. The investor relations' advisory agreement between Third Millennium and the Company shall be cancelable by either party with 30 days written notice from either party.

Exclusivity. As an inducement to the Mizrachi Group to engage in additional discussions, the negotiation and investigation with respect to the proposed transaction, which will involve the engagement of professionals and the occurrence of substantial expense, the Company agreed that, until September 1, 2000, neither it, nor any of its respective affiliates, agents, counsel, or investment bankers will, directly or indirectly, engage in any discussions, negotiations or agreements with any person and/or entity other than any member of the Mizrachi Group which will result in the sale, transfer or disposition by the Company of any of its assets, except sales from inventory in the ordinary course of business and as part of the Commerce Group transactions and the Furrow Debt Conversion described above.

Additional Closing Conditions. The Company was also required to satisfy the following conditions prior to the Initial Closing:

		Completion of the Furrow Debt Conversion (which has been completed).

  Enter into the Supply Agreement and the Distribution Agreement (which has been completed).

  Sam Furrow will continue to provide operational funds to the Company prior to closing. These funds will be used primarily to finance the Company's imported product from the Orient. As of closing, Sam Furrow shall be reimbursed for any amounts owed to him up to $500,000.

		The representations and warranties of the Company remain true and correct as of the Initial Closing date and there is no material adverse change in the
  Company's financial condition or business.

		The Mizrachi Group is satisfied that the sale and issuance of the Mizrachi
  Shares and the Mizrachi Warrants are legally permitted by all laws and regulations to which The Mizrachi Group and the Company are subject and there is no ruling, judgment or writ of any court prohibiting the transactions contemplated by the Letter Agreement.

		At the Closing, the Mizrachi Group receives an opinion of Sims Moss Kline
  & Davis LLP, counsel to the Company, in the specified form.

		The Mizrachi Group is satisfied that the Company is eligible to use Form S-
  3 to register resales of the Mizrachi Shares and the Common Stock underlying the Mizrachi Warrants.

		At the Initial Closing, the Company has executed and delivered to the
  Mizrachi Group the appropriate warrant agreements for the Mizrachi
  Warrants.

		The Mizrachi Group has received satisfactory confirmation from Nasdaq that it has no present intention to proceed with any de-listing proceeding, including, without limitation, the proceeding relating to a deficiency in net tangible assets.

		Two Mizrachi Group designees are concurrently appointed to the Board of
  Directors and each committee thereof.

 	The Company has received stockholder approval pursuant to this Proposal 4.

  The Company has executed and delivered to the Mizrachi Group an S-3 Registration Statement registering the Mizrachi Shares and Common Stock underlying the Mizrachi Warrants in a form deemed by counsel to the Mizrachi Group to be in compliance with the applicable Commission filing requirements which S-3 is filed within 5 business days of the Initial Closing.

  The Mizrachi Group is satisfied with respect to Company tax matters.

		The Company has canceled the lease for the Knoxville premises and receive a full and complete release of both present and past due obligations from its landlord, an affiliate of Sam Furrow (which has been done).

  With the exception of sales, relocate all of the Company's operations, including finance and accounting, to Los Angeles.

Pre-Emptive Rights. Mizrachi Group members and permitted assignees will also have "pre-emptive rights" to purchase their pro rata share of Common Stock, preferred stock or convertible securities sold by the Company, other than (i) shares of Common Stock (and/or options therefor) issued or issuable to employees, officers, directors, contractors or consultants of the Company and its subsidiaries pursuant to stock grant, stock purchase and/or stock option plans or other stock incentive program, arrangement or agreement which have been approved by the Board of Directors of the Company on or before the Initial Closing, (ii) any securities issuable upon exercise of any options, warrants or rights to purchase any securities of the Company outstanding on the date of the Initial Closing ("Warrant Securities") and any securities issuable upon the conversion of any Warrant Securities, (iii) shares of the Common Stock or preferred stock issued in connection with any stock split or stock dividend,
(iv) securities offered by the Company to the public pursuant to a registration statement filed under the Securities Act.

Rights of First Refusal and Co-Sale Rights. Sam and Jay Furrow and Pat Anderson have also agreed that until August 11, 2003, if the Mizrachi Group investors and members of their families still own beneficially at least 25% of the Mizrachi Shares, not to transfer any securities of the Company owned directly or indirectly by them, by family members or affiliates without allowing co-sales by the Mizrachi Group. They, along with Dr. Looney and Messrs. Page and Crossman, have also granted rights of first refusal to allow the Mizrachi Group members to buy their shares if they are to be sold to any third party, other than shares sold as permitted by Rule 144, charitable donations and other specified exceptions.

Board Representation. Except to the extent that any of the following provisions is either (i) determined by Nasdaq to violate Nasdaq corporate governance rules or (ii) is determined by Company counsel in a written opinion to violate the fiduciary duty of a member of the Board of Directors under Delaware law, the Company also agrees that Mr. Mizrachi is entitled to designate two members of the Board of Directors of the Company and of each committee thereof (the "Investor Directors"). In addition, until as long as August 11, 2003, each member of the Furrow Group has agreed to vote all shares of Common Stock of the Company over which he has voting control, and will take all other necessary or desirable actions within his control and the Company will take all necessary and desirable actions within its control, in order to cause (A) the election to the Board of Directors of the Company of nominees designated by Mr. Mizrachi (the "Investor Nominees"), and (B) the election of Mr. Mizrachi as one of the Investor Directors. The members of the Furrow Group further agree to vote or cause to be voted all of their shares of Common Stock to elect the Investor Nominees.

Support Agreements. Pursuant to the Support Agreements, each of the member of the Company's Board of Directors has agreed to vote all of their shares of Common Stock in favor approving the issuance of shares and warrants to the members of the Mizrachi Group (this Proposal 4), as well as to vote against any other proposals that would impede completion of the proposed transactions. The Support Agreements entered into by the indicated person covered the respective number of shares outstanding and entitled to vote on the Record Date:

Sam Furrow 			              1,737,024
Jay Furrow 			                120,512
Dan Page 			                  283,333
Pat Anderson 			              283,116
Dr. John Looney		             133,500
Marc Crossman			                1,500

For a total of 2,558,985 shares, or 29.3% of the 8,732,628 shares issued and outstanding on the Record Date and entitled to vote at the Annual Meeting.

Transaction Expenses. The Company is bearing its own expenses in connection with the Mizrachi investments. In addition, the Company will pay the fees and expenses of counsel to the Mizrachi Group and their reasonable out-of-pocket costs plus $34,000 at the Initial Closing or if (a) the Initial Closing does not occur and the Mizrachi Group was prepared to close, but the Company is not, or (b) the Mizrachi Group elects not to close due to the discovery prior to the Initial Closing of a material omission or misstatement in the Company's disclosure to the Mizrachi Group. The Company will also pay the reasonable fees and expenses of counsel to the Mizrachi Group in connection with (a) any follow-on work related to the sale of equity securities convertible into or exchangeable for equity of the Company, and (b) any amendment, modification or waiver of the terms of the Mizrachi Group agreements, Exhibits hereto or thereto, or any agreement or document executed in connection with the transaction contemplated pursuant to the agreements.

Impact of the Private Placement on Existing Stockholders

Stockholders should consider the following factors in determining whether to vote for this Proposal 4:

		The issuance of the Mizrachi Shares and the Mizrachi Warrants and the
  ability of the holders to exercise their warrants to receive Common Stock may impact the trading patterns and adversely affect the market price of the
  Common Stock.

		Stockholders are subject to the risk of substantial dilution to their
  interests   which may result from the issuance of shares of Common Stock upon exercises of the Mizrachi Warrants. As a result of the issuance of such
  Common Stock, the current stockholders will own a smaller percentage of the outstanding Common Stock of the Company.

  All of the Mizrachi Shares and the shares of Common Stock issuable upon exercise of the Mizrachi Warrants will be entitled to certain demand and incidental registration rights. Consequently, if such shares are registered, such shares will be freely transferable without restriction under the Securities Act of 1933, as amended (but may be subject to the short-swing profit rules and other restrictions under the Exchange Act). Such free transferability could materially and adversely affect the market price of our Common Stock.

		The Mizrachi Group will have a very substantial ownership interest in the
  Company after the Initial Closing and may be in a position to control the
  Company's management and operations as a result of such stock ownership. The Company's ongoing operations and success will also be heavily dependent of the manufacturing capabilities of the Mizrachi Group and affiliated companies.

No Appraisal Rights

Under Delaware law, stockholders are not entitled to appraisal rights with respect to this Proposal 4.

Required Votes

Assuming the presence of a quorum at the Annual Meeting, the affirmative vote of a majority of the shares present in person or represented by proxy and entitled to vote is required to approve this Proposal 4. In addition, stockholders holding a majority of the shares represented at the Annual Meeting, excluding the shares held by members of the Mizrachi Group and the Commerce Group, must also vote "FOR" approval of this Proposal 4.

Board Recommendation

The Board of Directors believes that the transactions discussed above in this Proposal 4 are in the best interest of the stockholders and the Company. Approval of the transactions will allow the Company to reduce interest expense, acquire more favorable terms with vendors and financial institutions and provide working capital to grow the Company's business going forward. Completion of the transactions will also further ensure the Company's ability to meet the net tangible assets levels required by Nasdaq for continued listing on the Nasdaq SmallCap Market. As the Company continues to develop, the Board of Directors believes that the active involvement of the Mizrachi Group investors will have a positive impact on the Company and assist in increasing shareholder value.

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" APPROVAL OF PROPOSAL 4.


             APPROVAL OF 2000 EMPLOYEE STOCK INCENTIVE PLAN
                               (PROPOSAL 5)

Stockholders are asked to approve the adoption of the Company's 2000 Employee Stock Incentive Plan (the "2000 Employee Plan"). The following summary of principal features of the 2000 Employee Plan is not a complete description of all the provisions of the plan. A copy of the 2000 Employee Plan is attached to this Proxy Statement as Attachment D.

General

	The 2000 Employee Plan provides for the grant of options to officers, employees and consultants of the Company and its affiliates (an Affiliate"). The 2000
Employee Plan will continue in effect until March 2010, unless terminated earlier. Options granted under the 2000 Employee Plan may be either "incentive stock options" within the meaning of Section 422 of the Internal Revenue Code of
1986, as amended (the "Code"), or nonqualified stock options.

The 2000 Employee Plan was adopted by the Company's Board of Directors on March 12, 2000, subject to stockholder approval. Up to 1,000,000 share of Common Stock, subject to adjustment as provided in the 2000 Employee Plan, may be issued under the 2000 Employee Plan. No options have been granted under the 2000 Employee Plan.

Purpose

The purposes of the 2000 Employee Plan are to attract and retain the best available personnel, to provide additional incentives to employees of and consultants to the Company and to promote the success of the Company's business.

Administration

The 2000 Employee Plan will be administered by the Executive Compensation Committee of the Board of Directors (the "Plan Committee"). The Plan Committee has the exclusive authority to grant stock options, interpret the plan and otherwise administer the plan.

Eligibility

Options may be granted to employees (including officers and directors) and consultants of the Company, its subsidiaries or other Affiliates. Outside directors of the Company are eligible to receive grants as consultants. The
Plan Committee selects optionees and determines the number of shares to be subject to each option, taking into account the duties and responsibilities of the optionee, the value of the optionee's services, the optionee's present and potential contribution to the success of the Company and other relevant factors.

Under the Code, the aggregate market value of stock with respect to which incentive stock options become exercisable for the first time by an individual during any calendar year may not exceed $100,000.

Terms of Options

Exercise. The Plan Committee determines when options may be exercised.

Exercise Price. The Plan Committee determines the exercise price of an option, which in the case of an incentive stock option may not be less than 100% of fair market value of the Common Stock. In the case of an incentive stock option granted to an optionee who owns more than 10% of the combined voting power of all classes of stock of the Company, its parent or subsidiaries, the exercise price must not be less than 110% of fair market value. Fair market value is the 4 p.m. Eastern Time closing sales price of a share of Common Stock on the Nasdaq Stock Market on the last trading day prior to the date of grant. The Plan Committee has the authority to set the exercise price of nonqualified stock options. The exercise price may be paid by cash, check, cashless exercise through a broker, withholding of shares or other means determined by the Plan Committee.

Termination of Employment. Options may be exercised not later than three months (or other period not exceeding three months in the case of an incentive stock option or six months in the case of a nonqualified stock option as determined by the Plan Committee) after termination for any reason other than disability or death, to the extent the option was exercisable on the date of termination. The Plan Committee may extend exercise periods following termination, in its discretion. No option may be exercised after the expiration of its term.

Disability or Death. Options may be exercised within six months (or other period not exceeding 12 months as determined by the Plan Committee) after termination because of disability or death to the extent exercisable on the date of termination. The Plan Committee may extend exercise periods following termination, in its discretion. No option may be exercised after its expiration date. If an optionee dies within three months (or other period not exceeding three months, unless otherwise extended by the Plan Committee) after termination, an option may be exercised within six months after the date of death to the extent that the optionee was entitled to exercise the option at the date of death.

Term of Options. Options granted under the plan will have the term provided in the option agreement except that an incentive stock option will have a term of no more than ten years from the date of grant, or five years if an optionee owns stock representing more than 10% of the combined voting power of all classes of stock of the Company or any parent or subsidiary.

Options Not Transferable. An option generally may not be transferred except by will or the laws of descent and distribution, however, the 2000 Employee Plan gives the Plan Committee the discretion to grant nonqualified stock options with limited rights to transfer an option to immediate family members, a living trust or a charitable trust.

Adjustments Upon Changes in Capitalization

In the event any change, such as a stock split or dividend, is made in the Company's capitalization that results in an increase or decrease in the number of outstanding shares of Common Stock without receipt of consideration by the Company, appropriate adjustment must be made in the exercise price of each outstanding option, the number of shares subject to each option, the annual limitation on grants to employees and the number of shares available for issuance under the 2000 Employee Plan. In the event of proposed dissolution or liquidation of the Company, each option will terminate unless otherwise provided by the Plan Committee.

Corporate Transactions

In the event of a proposed sale of all or substantially all of the assets of the Company, or the merger of the Company with or into another corporation, each option must be assumed or an equivalent option must be substituted by the successor corporation or its parent or subsidiary, unless the Plan Committee determines that the optionee will have the right to exercise the option as to some or all of the optioned stock, including shares as to which the option would not otherwise be exercisable.

Amendment and Termination

The Board of Directors may amend the 2000 Employee Plan or may terminate it without approval of the stockholders, except that stockholder approval is required for any amendment that increases the number of shares that may be issued as incentive stock options modifies eligibility requirements, the annual limitation on the number of shares subject to grants or results in changes that would require stockholder approval to qualify options as performance-based compensation under Section 162(m) of the Code. The 2000 Employee Plan will terminate in March 2010, but options then outstanding will remain outstanding until they expire.

Section 162(m) of the Internal Revenue Code

Section 162(m) of the Code provides that a publicly held corporation cannot deduct compensation of a covered employee (the CEO and the four other most highly compensated employees for the taxable year whose compensation is required to be reported under the Securities Exchange Act of 1934) to the extent the compensation exceeds $1 million per tax year, except if the compensation is based on the attainment of performance goals. Income derived from stock options with an exercise price equal to fair market value on the date of grant qualify for this exception and will be treated as performance-based compensation if granted in accordance with requirements set forth in Section 162(m).

Federal Income Tax Aspects of the 2000 Employee Plan

The following is a brief summary of the U. S. federal income tax treatment that will generally apply to options granted under the 2000 Employee Plan based on federal income tax laws in effect as of this date. This summary is not intended to be exhaustive and optionees should consult their own tax advisors concerning tax implications of option grants and exercises and the disposition of stock acquired upon such exercise.

With respect to an incentive stock option, generally an optionee is not taxed and the Company is not entitled to a deduction on either the grant or exercise of the incentive stock option as long as the requirements of Section 422 continue to be met. The exercise may, however, give rise to alternative minimum tax (see discussion below). Upon the sale or exchange of the shares more than two years after grant of the option and one year after receipt of the shares by the optionee, any gain will be treated as long-term capital gain under U.S. tax laws. If these holding periods are not satisfied, the optionee will recognize ordinary income under U.S. tax laws upon sale of the shares equal to the difference between the exercise price and the lower of the fair market value of the stock at the date of the option exercise or the sale price of the stock. The Company will be entitled to a deduction in the same amount. Any gain recognized on such a premature disposition of the shares in excess of the amount treated as ordinary income will be characterized under U. S. tax laws as long-term capital gain if the sale occurs more than one year after exercise of the option or as short-term capital gain if the sale is made earlier.

Options that do not qualify as incentive stock options are referred to as nonqualified stock options. An optionee will not recognize taxable income and the Company will not be entitled to a deduction at the time of grant of a nonqualified stock option. Upon its exercise, the optionee will recognize ordinary income measured by the excess of the then fair market value of the shares over the exercise price and the Company will be entitled to a deduction in an equal amount. Income recognized by an optionee who is also an employee of the Company will be subject to tax withholding by the Company. Upon resale of such shares by the optionee, any difference between the sales price and the exercise price, to the extent not recognized as ordinary income as provided above, will be treated as capital gain or loss and will qualify for long-term capital gain or loss treatment if the shares have been held for more than 12 months.

The exercise of an incentive stock option may subject the optionee to alternative minimum tax under Section 55 of the Code. Alternative minimum tax will be due if the tax determined under a prescribed formula exceeds the regular tax of the taxpayer for the year. In computing alternative minimum taxable income, shares purchased upon exercise of an incentive stock option are treated as if they had been acquired by the optionee pursuant to exercise of a nonqualified stock option. As a result, the optionee recognizes alternative minimum taxable income equal to the excess of the fair market value of the shares on the date of exercise over the option's exercise price. If an optionee pays alternative minimum tax, the amount of such tax may be carried forward as a credit against any subsequent year's regular tax in excess of the alternative minimum tax for such year.

Required Vote

The affirmative vote of the holders of a majority of the shares of Common Stock represented and voting at the Annual Meeting at which a quorum is present is required for the approval of the 2000 Employee Plan.

Recommendation of the Board of Directors

THE BOARD OF DIRECTORS RECOMMENDS VOTING FOR APPROVAL OF THE 2000 EMPLOYEE PLAN.




                APPROVAL OF 2000 DIRECTOR STOCK INCENTIVE PLAN
                                 (PROPOSAL 6)

Stockholders are asked to approve the adoption of the Company's 2000 Director Stock Incentive Plan (the "2000 Director Plan"). The following summary of principal features of the 2000 Director Plan is not a complete description of all the provisions of the plan. A copy of the 2000 Director Plan is attached to this Proxy Statement as Attachment E.

General

The 2000 Director Plan provides for the automatic grant of options to directors of the Company and its affiliates and subsidiaries (an Affiliate"). The 2000 Director Plan will continue in effect until September 2010, unless terminated earlier. Options granted under the 2000 Director Plan will be nonqualified stock options.

The 2000 Director Plan was adopted by the Company's Board of Directors on September 13, 2000, subject to stockholder approval. A total of 500,000 share of Common Stock, subject to adjustment as provided in the 2000 Director Plan, may be issued pursuant to the 2000 Director Plan. No options have been granted under the 2000 Director Plan.

Purpose

The purposes of the 2000 Director Plan are to attract and retain the best available directors, to further align directors interests with those of the Company's stockholders and to promote the success of the Company's business.

Administration

The 2000 Director Plan will be administered by the Executive Compensation Committee of the Board of Directors (the "Plan Committee"). The Plan Committee has the exclusive authority to interpret and administer the plan.

Eligibility

All directors who are not employees of the Company will receive grants upon becoming a director and annually thereafter so long as they remain a director.

Terms of Options

Number and Exercise Price. Director will receive each year an option to buy Common Stock with a nominal initial value of $10,000. Each option will have an exercise price equal to one-half of the market price on the date of grant, and will cover a number of shares equal to $10,000 divided the exercise price per share. Market value is the 4 p.m. Eastern Time closing sales price of a share of Common Stock on the Nasdaq Stock Market on the last trading day prior to the date of grant. The exercise price may be paid by cash, check, cashless exercise through a broker, withholding of shares or other means determined by the Plan Committee.

Termination of Board Membership. Options may be exercised at any time during their term after termination for any reason other than death. No option may be exercised after the expiration of its term.

Death. Options may be exercised within one year after the death of the Director. No option may be exercised after its expiration date.

Term of Options. Options granted under the plan will have the term of ten years.

ptions Not Transferable. An option generally may not be transferred except by will or the laws of descent and distribution.

Adjustments Upon Changes in Capitalization

In the event any change, such as a stock split or dividend, is made in the Company's capitalization that results in an increase or decrease in the number of outstanding shares of Common Stock without receipt of consideration by the Company, appropriate adjustment must be made in the exercise price of each outstanding option, the number of shares subject to each option and the number of shares available for issuance under the 2000 Director Plan. In the event of proposed dissolution or liquidation of the Company, each option will terminate unless otherwise provided by the Plan Committee.

Corporate Transactions

In the event of a proposed sale of all or substantially all of the assets of the Company, or the merger of the Company with or into another corporation, each option must be assumed or an equivalent option must be substituted by the successor corporation or its parent or subsidiary, unless the Plan Committee determines that the optionee will have the right to exercise the option as to some or all of the optioned stock, including shares as to which the option would not otherwise be exercisable.

Amendment and Termination

The Board of Directors may amend the 2000 Director Plan or may terminate it without approval of the stockholders, except that stockholder approval is required for any amendment that increases the number of shares that may be issued as incentive stock options modifies eligibility requirements or results in changes that would require stockholder approval to qualify options as performance-based compensation under Section 162(m) of the Code. The 2000 Director Plan will terminate in September 2010, but options then outstanding will remain outstanding until they expire.

Section 162(m) of the Internal Revenue Code

Section 162(m) of the Code provides that a publicly held corporation cannot deduct compensation of a covered employee (the CEO and the four other most highly compensated employees for the taxable year whose compensation is required to be reported under the Securities Exchange Act of 1934) to the extent the compensation exceeds $1 million per tax year, except if the compensation is based on the attainment of performance goals. Income derived from stock options with an exercise price equal to fair market value on the date of grant qualify for this exception and will be treated as performance-based compensation if granted in accordance with requirements set forth in Section 162(m).

Federal Income Tax Aspects of the 2000 Director Plan

The following is a brief summary of the U. S. federal income tax treatment that will generally apply to options granted under the 2000 Director Plan based on federal income tax laws in effect as of this date. This summary is not intended to be exhaustive and optionees should consult their own tax advisors concerning tax implications of option grants and exercises and the disposition of stock acquired upon such exercise.

An optionee will not recognize taxable income and the Company will not be entitled to a deduction at the time of grant of an option. Upon its exercise, the optionee will recognize ordinary income measured by the excess of the then fair market value of the shares over the exercise price and the Company will be entitled to a deduction in an equal amount. Income recognized by an optionee who is also an employee of the Company will be subject to tax withholding by the Company. Upon resale of such shares by the optionee, any difference between the sales price and the exercise price, to the extent not recognized as ordinary income as provided above, will be treated as capital gain or loss and will qualify for long-term capital gain or loss treatment if the shares have been held for more than 12 months.

Required Vote

The affirmative vote of the holders of a majority of the shares of Common Stock represented and voting at the Annual Meeting at which a quorum is present is required for the approval of the 2000 Director Plan.

Recommendation of the Board of Directors

THE BOARD OF DIRECTORS RECOMMENDS VOTING "FOR" APPROVAL OF THE 2000 DIRECTOR
PLAN.


                 RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS
                                 (Proposal 7)

The Board of Directors has appointed BDO Seidman, LLP ("BDO") as the
Company's independent auditors for the fiscal year ending November 30, 2000, subject to ratification by stockholders at the Annual Meeting. Representatives of BDO will be present at the Annual Meeting and will have the opportunity to make a statement if they so desire and be available to respond to appropriate questions. Unless otherwise instructed on the proxy, properly executed proxies will be voted in favor of ratifying the appointment of BDO to audit the books and accounts of the Company for the fiscal year ending November 30, 2000. The affirmative vote of a majority of the votes present in person or represented by proxy at the Annual Meeting is required to approve Proposal 7.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSAL 7.



                  DATE OF SUBMISSION OF STOCKHOLDER PROPOSALS
                     TO BE INCLUDED IN PROXY MATERIALS

Any proposal or proposals intended to be presented by any stockholder at the 2001 Annual Meeting of Stockholders must be received by the Company by November 30, 2000 to be considered for inclusion in the Company's Proxy Statement and form of proxy relating to that meeting.

                        OTHER BUSINESS TO BE TRANSACTED

As of the date of this Proxy Statement, the Board of Directors knows of no other business which may come before the Annual Meeting. If any other business is properly brought before the Annual Meeting, it is the intention of the proxy holders to vote or act in accordance with their best judgment with respect to such matters.

A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED
NOVEMBER 30, 1999 ACCOMPANIES THIS PROXY STATEMENT. STOCKHOLDERS MAY OBTAIN, FREE OF CHARGE, AN ADDITIONAL COPY OF THE COMPANY'S 1999 ANNUAL REPORT ON FORM 10-K (WITHOUT EXHIBITS) BY WRITING TO INNOVO GROUP INC., ATTENTION: INVESTOR RELATIONS, 1808 NORTH CHERRY STREET, KNOXVILLE, TENNESSEE 37917. THE COMPANY WILL PROVIDE COPIES OF THE EXHIBITS TO THE FORM 10-K UPON PAYMENT OF A REASONABLE FEE.

                              INNOVO GROUP INC.

                 PROXY FOR ANNUAL MEETING OF STOCKHOLDERS
                           HELD OCTOBER 20, 2000

THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

The undersigned stockholder of Innovo Group Inc. (the "Company") hereby appoints Samuel J. Furrow, Sr. and Samuel J. Furrow, Jr., or either of them, with full power of substitution, as proxies to cast all votes, as designated below, which the undersigned stockholder is entitled to cast at the 2000 Annual Meeting of Stockholders (the "Annual Meeting") to be held on Friday, October 20, 2000 at 10:00 a.m. (local time) at The Auditorium, Tyson Place, 2607 Kingston Pike, Knoxville, Tennessee 37919, upon the following matters and any other matter as may properly come before the Annual Meeting or any adjournments thereof.

1.	Election of six Directors to serve on the Board of Directors:

  Samuel J. (Sam) Furrow, Sr.           Daniel A. (Dan) Page
  Patricia Anderson-Lasko               Marc B. Crossman
  Samuel J. (Jay) Furrow, Jr.           John G. Looney, MD

[  ] 	FOR all the nominees listed above (except as marked to the
      contrary below).

[  ]	WITHHOLD AUTHORITY to vote for all the nominees listed above.

(INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, WRITE THAT NOMINEE'S NAME ON THE SPACE PROVIDED BELOW.)

____________________________________________________________________

2.	Proposal to approve the amendment to Article Fourth of the Company's
Amended and Restated Certificate of Incorporation to increase the number of authorized shares of the Company's Common Stock from 15,000,000 to 40,000,000.

[   ]	FOR	[   ]	AGAINST	[   ]	ABSTAIN

3.	To approve and ratify under Nasdaq Marketplace Rules and subject to agreed terms and conditions the issuance to certain affiliates of the Company and of Commerce Investment Group, LLC of (i) 1,500,000 shares of common stock, par value $0.10 per share ("Common Stock"), at a purchase price of $1.00 per share and (ii) warrants to purchase 4,800,000 shares of Common Stock at a purchase price of $2.10 per share, and including the issuance of any securities of the Company as dividends on or otherwise in respect of the Common Stock subject to unexercised warrants in accordance with the terms thereof;

[   ]	FOR	[   ]	AGAINST	[   ]	ABSTAIN

4.	To approve and ratify under Nasdaq Marketplace Rules and subject to agreed terms and conditions the issuance to certain affiliates of Joseph Mizrachi of (i) $1,700,000 worth of shares of Common Stock with a purchase price equal to the lesser of (a) a 20% discount to the average of the closing bid prices of the Company's common stock for the 10 days prior to the date of the closing or (b) $1.00 per share, and (ii) warrants to purchase 1,700,000 shares of Common Stock at a purchase price of $2.00 per share, and including the issuance of any securities of the Company as dividends on or otherwise in respect of the Common Stock subject to unexercised warrants in accordance with the terms thereof;

[   ]	FOR	[   ]	AGAINST	[   ]	ABSTAIN

5.	To approve the Company's 2000 Employee Stock Incentive Plan;

[   ]	FOR	[   ]	AGAINST	[   ]	ABSTAIN

6.	To approve the Company's 2000 Director Stock Incentive Plan.

[   ]	FOR	[   ]	AGAINST	[   ]	ABSTAIN

7.	Proposal to ratify the appointment of BDO Seidman, LLP as the independent auditors of the Company for the fiscal year ending November
30, 2000.

[   ]	FOR	[   ]	AGAINST	[   ]	ABSTAIN


This proxy, when properly executed, will be voted as directed by the undersigned stockholder and in accordance with the best judgment of the proxies as to other matters. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED "FOR" THE NOMINEES LISTED IN PROPOSAL 1, "FOR" PROPOSALS 2, 3 AND 4, AND IN ACCORDANCE WITH THE BEST JUDGMENT OF THE PROXIES AS TO OTHER MATTERS.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE
NOMINEES LISTED IN PROPOSAL 1, AND "FOR" PROPOSALS 2, 3 AND 4.

The undersigned hereby acknowledges prior receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement dated September 18, 2000 and the Annual Report on Form10-K for the year ended November 30, 1999, and hereby revokes any proxy or proxies heretofore given. This Proxy may be revoked at any time before it is voted by delivering to the Secretary of the Company either a written revocation of proxy or a duly executed proxy bearing a later date, or by appearing at the Annual Meeting and voting in person.

If you receive more than one proxy card, please sign and return all cards in the accompanying envelope.

Date: ______________________ , 2000.



___________________________________________
Signature of Stockholder or Authorized
Representative

Please date and sign exactly as name appears hereon. Each executor, administrator, trustee, guardian, attorney-in-fact and other fiduciary should sign and indicate his or her full title. In the case of stock ownership in the name of two or more persons, all persons should sign.


[   ]	I PLAN TO ATTEND THE OCTOBER 20, 2000 ANNUAL
      STOCKHOLDERS MEETING


PLEASE COMPLETE, DATE AND SIGN THIS PROXY AND RETURN IT PROMPTLY TO ENSURE A QUORUM AT THE MEETING. IT IS IMPORTANT WHETHER YOU OWN FEW OR MANY SHARES. DELAY IN RETURNING YOUR PROXY MAY SUBJECT THE COMPANY TO ADDITIONAL EXPENSE.


                                  ATTACHMENT A
             CHARTER OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS
                               OF INNOVO GROUP INC.

I. AUDIT COMMITTEE PURPOSE

The Audit Committee of the Board of Directors of Innovo Group Inc. (the "Company") is appointed by the Board of Directors to assist the Board of Directors in fulfilling its oversight responsibilities. The Audit Committee's primary duties and responsibilities are to:

- 	Monitor the integrity of the Company's financial reporting process and systems of internal controls regarding finance, accounting, and legal compliance.

- 	Monitor the independence and performance of the Company's independent auditors and internal auditing department.

- 	Provide an avenue of communication among the independent auditors, management, the internal auditing department, and the Board of Directors.

The Audit Committee has the authority to conduct any investigation appropriate to fulfilling its responsibilities and it has direct access to the independent auditors as well as anyone in the organization. The Audit Committee has the ability to retain, at the Company's expense, legal, accounting, or other consultants or experts it deems necessary in the performance of its duties.

II. AUDIT COMMITTEE COMPOSITION AND MEETINGS

Audit Committee members shall meet the requirements of the National Association of Securities Dealers, Inc. The Audit Committee shall be comprised of three or more directors as determined by the Board of Directors, each of whom shall be independent non-executive directors, free from any relationship that would interfere with the exercise of his or her independent judgment. Under certain exceptional and limited circumstances, one of the members of the Audit Committee may not be independent as permitted by the rules of the National Association of Securities Dealers, Inc. All members of the Audit Committee shall have a basic understanding of finance and accounting and be able to read and understand fundamental financial statements, and at least one member of the Audit Committee shall have accounting or related financial management expertise. Audit Committee members shall be appointed by the Board of Directors. If an audit committee Chair is not designated or present, the members of the Audit Committee may designate a Chair by majority vote of the Audit Committee membership. The
Audit Committee shall meet as frequently as circumstances dictate. The Audit Committee Chair shall prepare and/or approve an agenda in advance of each meeting. The Audit Committee should consult privately with management, the director of the internal auditing department, the independent auditors and as a committee to discuss any matters that the Audit Committee or each of these groups believe should be discussed.

III. AUDIT COMMITTEE RESPONSIBILITIES AND DUTIES REVIEW PROCEDURES

1. Review and reassess the adequacy of this Charter at least annually. Submit the charter to the Board of Directors for approval and have the document published at least every three years in accordance with the Securities and Exchange Commission regulations.

2. Review the Company's annual audited financial statements. Review should include discussion with management, independent auditors and internal auditing department of significant issues regarding accounting principles, practices and judgments. As a result of this review, recommend to the Board that the audited financial statements be included in the Annual Report on Form 10-K.

3. In consultation with the management, the independent auditors and the internal auditors, consider the integrity of the Company's financial reporting processes and controls. Discuss significant financial risk exposures and the steps management has taken to monitor, control and report such exposures. Review significant findings prepared by the independent auditors and the internal auditing department together with management's responses including the status of previous recommendations.

INDEPENDENT AUDITORS

4. The independent auditors are ultimately accountable to the Audit Committee and the Board of Directors. The Audit Committee shall review the independence, and performance of the auditors and annually recommend to the Board of Directors the appointment of the independent auditors or approve any discharge of auditors when circumstances warrant.

5. Approve the audit fees and other significant compensation to be paid to the independent auditors.

6. On an annual basis, the Audit Committee shall review and discuss with the independent auditors all significant relationships they have with the Company that could impair the auditors' independence.

7. Review the independent auditors audit plan -- discuss scope, staffing, reliance upon internal audit and general audit approach.

8. Discuss the results of the year-end audit with the independent auditors. Discuss certain matters required to be communicated to audit committees in accordance with the American Institute of Certified Public Accountants Statement of Auditing Standards No. 61.

9. Consider the independent auditors' judgments about the quality and appropriateness of the Company's accounting principles as applied in its financial reporting.

INTERNAL AUDIT DEPARTMENT AND LEGAL COMPLIANCE

10. Review and approve the budget, plan, changes in plan, activities, organizational structure, and qualifications of the internal audit department, as needed.

11. Review and approve the appointment, performance and replacement of the senior internal audit executive.

12. Review significant reports prepared by the internal audit department together with management's response and follow-up to these reports.

13. As the Audit Committee deems necessary or appropriate, review with the Company's counsel any legal matters that could have a significant impact on the organization's financial statements, the Company's compliance with applicable laws and regulations, inquiries received from regulators or governmental agencies.

OTHER AUDIT COMMITTEE RESPONSIBILITIES

14. Annually prepare a report to stockholders as required by the Securities and Exchange Commission. The report should be included in the Company's annual proxy statement.

15. Perform any other activities consistent with this Charter, the Company's By-laws and governing law, as the Audit Committee or the Board of Directors deems necessary or appropriate.

16. Maintain minutes of meetings and periodically report to the Board of Directors on significant results of the foregoing activities.



                             ATTACHMENT B

                            INNOVO GROUP INC.

                    PROPOSED AMENDED ARTICLE FOURTH OF
            AMENDED AND RESTATED CERTIFICATE OF INCORPORATION


FOURTH:	(a)	The total number of shares of capital stock that the Corporation shall be authorized to issue is 45,000,000 divided into two classes as follows:
(i) forty million (40,000,000) shares of common stock having a par value of $.10 per share ("Common Stock"), and (ii) five million (5,000,000) shares of serial preferred stock in series having a par value of $.10 per share (the "Preferred Stock").

(b)	The Common Stock shall be subject to all of the rights, privileges, preferences and priorities of the Preferred Stock as set forth herein and in the certificate of designations filed to establish the respective series of Preferred Stock. Each share of Common Stock shall have the same relative rights as and be identical in all respects to all the other shares of Common Stock. Whenever there shall have been paid, or declared and set aside for the Common Stock as to the payment of dividends, the full amount of dividends and of sinking fund or retirement payments, if any, to which such holders are respectively entitled in preference to the Common Stock, then dividends may be paid on the Common Stock and on any class or series of stock entitled to participate therewith as to dividends, out of any assets legally available for the payment of dividends thereon, but only when and as declared by the Board of Directors of the Corporation. In the event of any dissolution, liquidation, or winding up of the Corporation, whether voluntary or involuntary, the holders of the Common Stock, and holders of any class or series of stock entitled to participate therewith, in whole or in part, as to the distribution of assets in such event, shall become entitled to participate in the distribution of any assets of the Corporation remaining after the Corporation shall have paid, or provided for payment of, all debts and liabilities of the Corporation and after the Corporation shall have paid, or set aside for payment, to the holders of any class of stock having preference over the Common Stock in the event of dissolution, liquidation or winding up the full preferential amounts (if any) to which they are entitled. Each holder of shares of Common Stock shall be entitled to attend all special and annual meetings of the stockholders of the Corporation and, share for share and without regard to class, together with the holders of all other classes of stock entitled to attend such meetings and to vote (except any class or series of stock having special voting rights), to cast one vote for each outstanding share of Common Stock so held upon any matter or thing (including, without limitation, the election of one or more directors) properly considered and acted upon by the stockholders.

(c)	The Board of Directors is authorized, subject to limitations prescribed by the Delaware General Corporation Law and the provisions of this Amended and Restated Certificate of Incorporation, to provide by resolution or resolutions from time to time and filing a certificate pursuant to the applicable provision of the Delaware General Corporation Law, for the issuance of the shares of Preferred Stock in series, to establish from time to time the number of shares to be included in each such series, to fix the powers, designation, preferences, relative, participating, optional or other special rights of the shares of each such series and the qualifications, limitations and restrictions thereof.


                                  ATTACHMENT C

                         AMENDED INNOVO GROUP INC. BYLAWS

Section 4.18. Supermajority Requirements. (a) Except to the extent that any of the following provisions of this Section 4.18 may violate Nasdaq corporate governance rules: until November 1, 2000, the number of members of the Board of Directors shall be set at between three and seven, with the exact number to be designated by the Board of Directors, and the actions specified in subsection 4.18(b) hereof shall require the unanimous approval of all of the members of the Board of Directors; and from November 2, 2000 until November 1, 2003, the number of members of the Board of Directors shall be set at between three and twelve, with the exact number to be designated by the Board of Directors, and the actions specified in subsection 4.18(b) hereof shall require the approval of a number of directors equal to the number of members of the Board of Directors at the time the action is being considered, minus two.

(b)	Neither the Company nor any of its subsidiaries shall, without the approval of the Board of Directors as specified in subsection 4.18(a) above, do or commit to do any of the following:

(1)	other than the sale of the Corporation's NASCO Products International,
Inc. subsidiary, sell all or substantially all of the assets of the Corporation, merge or consolidate the Corporation or otherwise effect the transfer of ownership of the Corporation (other than (i) where the holders of voting securities of the Corporation immediately prior to such merger or consolidation beneficially own, directly or indirectly, a majority of the combined voting power of the surviving entity resulting from such merger or consolidation, or (ii) a sale of all or substantially all of the assets of the Corporation, merger or consolidation of the Corporation or other transfer of ownership of the Corporation) or effect any dissolution, liquidation or winding up of the Corporation;

(2)	incur any indebtedness for borrowed money in excess of  $500,000, or grant, create or permit the imposition of any lien, charge, security interest or other encumbrance upon any of the assets or properties of the Corporation or any subsidiary, other than ordinary course trade payables, accounts receivable factoring and financings of budgeted capital expenditures reflected in annual budgets approved by the Board of Directors;

(3)	amend or modify (A) the Restated Certificate of Incorporation of the
Corporation or any of its subsidiaries or (B) documentation relating to indebtedness for borrowed money of the Corporation or any subsidiary, other than indebtedness permitted under 4.18.(b)(2) above;

(4)	enter into any transaction between or among the Corporation and/or any subsidiary, on the one hand, and any of their respective equity owners, directors, officers, employees or affiliates, on the other hand on terms less favorable to the Corporation than it could otherwise receive in an arms length transaction;

(5)	make any payment on account of, or set aside any assets for a sinking or other analogous fund for, the purchase redemption, defeasance, retirement or other acquisition of any equity interest or the Corporation or any subsidiary;

(6)	voluntarily liquidate, wind-up, dissolve or commence any bankruptcy, insolvency, reorganization, debt arrangement or other case or proceeding under any bankruptcy or insolvency law or make a general assignment for the benefit of creditors;

(7)	make any investment in one or more entities; or

(8)	adopt any equity based or phantom incentive plan or program for the
Corporation or any subsidiary;

(9)	prior to December 31, 2000, issue any form of Corporation equity except as agreed in writing on or before August 11, 2000 and, until December 31, 2002, issue any Corporation equity at or below market price. For purposes of this paragraph 9, "market price" shall be defined as the closing average price of the Common Stock for the 30 calendar days preceding the date of a proposed issuance; or

(10)	amend this Section 4.18.


                                 ATTACHMENT D

                               INNOVO GROUP INC.

                       2000 EMPLOYEE STOCK INCENTIVE PLAN

SECTION 1: DEFINITIONS

1.1. Definitions. Whenever used herein, the masculine pronoun will be deemed to include the feminine, and the singular to include the plural, unless the context clearly indicates otherwise, and the following capitalized words and phrases are used herein with the meaning thereafter ascribed:

(a)  "Affiliate" means:

(1) an entity that directly or through one or more intermediaries is controlled by the Company, and

(2) any entity in which the Company has a significant equity interest, as determined by the Company.

(b)  "Board of Directors" means the board of directors of the Company.

(c)  "Code" means the Internal Revenue Code of 1986, as amended.

(d) "Committee" means the committee appointed by the Board of Directors to administer the Plan. The Board of Directors shall consider the advisability of whether the members of the Committee shall consist solely of at least two members of the Board of Directors who are both "outside directors" as defined in Treas. Reg. 1.162-27(e) as promulgated by the Internal Revenue Service and "non-employee directors" as defined in Rule 16b-3(b)(3) as promulgated under the Exchange Act.

(e)  "Company" means Innovo Group Inc., a Delaware corporation.

(f) "Disability" has the same meaning as provided in the long-term disability plan or policy maintained or, if applicable, most recently maintained, by the Company or, if applicable, any Affiliate of the Company for the Participant.
If no long-term disability plan or policy was ever maintained on behalf of the Participant or, if the determination of Disability relates to an Incentive
Stock Option, Disability means that condition described in Code
Section 22(e)(3), as amended from time to time. In the event of a dispute, the determination of Disability will be made by the Committee and will be supported by advice of a physician competent in the area to which such Disability relates.

(g)  Omitted

(h) "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time.

(i) "Fair Market Value" with regard to a date means the closing price at which Stock was sold on the last trading date prior to that date as reported by the Nasdaq Stock Market (or, if applicable, as reported by a national securities exchange selected by the Committee on which the shares of Stock are then actively traded) and published in The Wall Street Journal; provided that, for purposes of granting awards other than Incentive Stock Options, Fair Market Value of the shares of Stock may be determined by the Committee by reference to the average market value determined over a period certain or as of specified dates, to a tender offer price for the shares of Stock (if settlement of an award is triggered by such an event) or to any other reasonable measure of fair market value.

(j)  "Option" means a non-qualified stock option or an incentive stock option.

(k) "Over 10% Owner" means an individual who at the time an Incentive Stock Option is granted owns Stock possessing more than 10% of the total combined voting power of the Company or one of its Subsidiaries, determined by applying the attribution rules of Code Section 424(d).

(l)  "Participant" means an individual who receives a Stock Incentive hereunder.

(m) Omitted

(n)  Omitted

(o)  "Plan" means the Innovo Group Inc. 2000 Employee Stock Incentive Plan.

(p)  "Stock" means the Company's common stock.

(q)  Omitted

(r)  "Stock Award" means a stock award described in Section 3.4.

(s) "Stock Incentive Agreement" means an agreement between the Company and a Participant or other documentation evidencing an award of a Stock Incentive.

(t) "Stock Incentive Program" means a written program established by the committee, pursuant to which Stock Incentives are awarded under the Plan under uniform terms, conditions and restrictions set forth in such written program.

(u) "Stock Incentives" means, collectively, incentive stock options, non-qualified stock options and Stock Awards.

(v) "Subsidiary" means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if, with respect to Incentive Stock Options, at the time of the granting of the Option, each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in the chain.

(w) "Termination of Employment" means the termination of the employee-employer relationship between a Participant and the Company and its Affiliates, regardless of whether severance or similar payments are made to the Participant for any reason, including, but not by way of limitation, a termination by resignation, discharge, death, Disability or retirement. The committee will, in its absolute discretion, determine the effect of all matters and questions relating to a Termination of Employment, including, but not by way of limitation, the question of whether a leave of absence constitutes a Termination of Employment.

SECTION 2: THE STOCK INCENTIVE PLAN

2.1. Purpose of the Plan. The Plan is intended to: (a) provide incentive to officers and key employees of the Company and its Affiliates to stimulate their efforts toward the continued success of the Company and to operate and manage the business in a manner that will provide for the long-term growth and profitability of the Company; (b) encourage stock ownership by officers and key employees by providing them with a means to acquire a proprietary interest in the Company, acquire shares of Stock, or to receive compensation which is based upon appreciation in the value of Stock; and (c) provide a means of obtaining, rewarding and retaining key personnel and consultants.

2.2.  Stock Subject to the Plan.  Subject to adjustment in accordance with
Section 5.2, 1,000,000 shares of Stock (the "Maximum Plan Shares") are hereby reserved exclusively for issuance pursuant to Stock Incentives. At no time may the Company have outstanding under the Plan, Stock Incentives subject to Section 16 of the Exchange Act and shares of Stock issued in respect of Stock Incentives under the Plan in excess of the Maximum Plan Shares. The shares of Stock attributable to the nonvested, unpaid, unexercised, unconverted or otherwise unsettled portion of any Stock Incentive that is forfeited or canceled or expires or terminates for any reason without becoming vested, paid, exercised, converted or otherwise settled in full will again be available for purposes of the Plan.

2.3. Administration of the Plan. The Plan is administered by the Committee. The Committee has full authority in its discretion to determine the officers and key employees of the Company or its Affiliates to whom Stock Incentives will be granted and the terms and provisions of Stock Incentives, subject to the Plan. Subject to the provisions of the Plan, the Committee has full and conclusive authority to interpret the Plan; to prescribe, amend and rescind rules and regulations relating to the Plan; to determine the terms and provisions of the respective Stock Incentive Agreements and to make all other determinations necessary or advisable for the proper administration of the Plan. The Committee's determinations under the Plan need not be uniform and may be made by it selectively among persons who receive, or are eligible to receive, awards under the Plan (whether or not such persons are similarly situated). The Committee's decisions are final and binding on all Participants.

2.4. Eligibility and Limits. Stock Incentives may be granted only to officers, and key employees and consultants of the Company, or any Affiliate of the Company; provided, however, that an incentive stock option may only be granted to an employee of the Company or any Subsidiary. In the case of incentive stock options, the aggregate Fair Market Value (determined as at the date an incentive stock option is granted) of stock with respect to which stock options intended to meet the requirements of Code Section 422 become exercisable for the first time by an individual during any calendar year under all plans of the Company and its Subsidiaries may not exceed $100,000; provided further, that if the limitation is exceeded, the incentive stock option(s) which cause the limitation to be exceeded will be treated as non-qualified stock option(s).

SECTION 3: TERMS OF STOCK INCENTIVES

3.1.  Terms and Conditions of All Stock Incentives.

(a) The number of shares of Stock as to which a Stock Incentive may be granted will be determined by the Committee in its sole discretion, subject to the provisions of Section 2.2 as to the total number of shares available for grants under the Plan and subject to the limits on Options in the following sentence. To the extent required under Section 162(m) of the Code and the regulations thereunder for compensation to be treated as qualified performance based compensation, the maximum number of shares of Stock with respect to which Options may be granted during any one year period to any employee may not exceed 500,000.

(b) Each Stock Incentive will either be evidenced by a Stock Incentive Agreement in such form and containing such terms, conditions and restrictions as the Committee may determine to be appropriate, or be made subject to the terms of a Stock Incentive Program, containing such terms, conditions and restrictions as the Committee may determine to be appropriate. Each Stock Incentive Agreement or Stock Incentive Program is subject to the terms of the Plan and any provisions contained in the Stock Incentive Agreement or Stock Incentive Program that are inconsistent with the Plan are null and void.

(c) The date a Stock Incentive is granted will be the date on which the Committee has approved the terms and conditions of the Stock Incentive and has determined the recipient of the Stock Incentive and the number of shares covered by the Stock Incentive, and has taken all such other actions necessary to complete the grant of the Stock Incentive.

(d) Any Stock Incentive may be granted in connection with all or any portion of a previously or contemporaneously granted Stock Incentive. Exercise or vesting of a Stock Incentive granted in connection with another Stock Incentive may result in a pro rata surrender or cancellation of any related Stock Incentive, as specified in the applicable Stock Incentive Agreement or Stock Incentive Program.

(e) Stock Incentives are not transferable or assignable except by will or by the laws of descent and distribution and are exercisable, during the Participant's lifetime, only by the Participant; or in the event of the Disability of the Participant, by the legal representative of the Participant; or in the event of death of the Participant, by the legal representative of the Participant's estate or if no legal representative has been appointed, by the successor in interest determined under the Participant's will.

3.2. Terms and Conditions of Options. Each Option granted under the Plan must be evidenced by a Stock Incentive Agreement. At the time any Option is granted, the Committee will determine whether the Option is to be an incentive stock option described in Code Section 422 or a non-qualified stock option, and the Option must be clearly identified as to its status as an incentive stock option or a non-qualified stock option. Incentive stock options may only be granted to employees of the Company or any Subsidiary. At the time any incentive stock option granted under the Plan is exercised, the Company will be entitled to legend the certificates representing the shares of Stock purchased pursuant to the Option to clearly identify them as representing the shares purchased upon the exercise of an incentive stock option. An incentive stock option may only be granted within ten (10) years from the earlier of the date the Plan is adopted or approved by the Company's stockholders.

(a) Option Price. Subject to adjustment in accordance with Section 5.2 and the other provisions of this Section 3.2, the exercise price (the "Exercise Price") per share of Stock purchasable under any Option must be as set forth in the applicable Stock Incentive Agreement, but in no event may it be less than the Fair Market Value on the date the Option is granted. The Exercise Price of an Option may not be amended or modified after the grant of the Option, and an Option may not be surrendered in consideration of or exchanged for a grant of a new Option having an Exercise Price below that of the Option which was surrendered or exchanged.

(b) Option Term. Any incentive stock option is not exercisable after the expiration of ten (10) years after the date the Option is granted. The term of any non-qualified Stock Option must be as specified in the applicable Stock Incentive Agreement.

(c) Payment. Payment for all shares of Stock purchased pursuant to exercise of an Option will be made in any form or manner authorized by the Committee in the Stock Incentive Agreement or by amendment thereto, including, but not limited to, cash or, if the Stock Incentive Agreement provides:

(i) by delivery to the Company of a number of shares of Stock which have been owned by the holder for at least six (6) months prior to the date of exercise having an aggregate Fair Market Value of not less than the product of the Exercise Price multiplied by the number of shares the Participant intends to purchase upon exercise of the Option on the date of delivery;

(ii)   in a cashless exercise through a broker; or

(iii) by having a number of shares of Stock withheld, the Fair Market Value of which as of the date of exercise is sufficient to satisfy the Exercise Price.
In its discretion, the Committee also may authorize (at the time an Option is granted or thereafter) Company financing to assist the Participant as to payment of the Exercise Price on such terms as may be offered by the Committee in its discretion. Payment must be made at the time that the Option or any part thereof is exercised, and no shares may be issued or delivered upon exercise of an option until full payment has been made by the Participant. The holder of an Option, as such, has none of the rights of a stockholder.

(d) Conditions to the Exercise of an Option. Each Option granted under the Plan is exercisable by whom, at such time or times, or upon the occurrence of such event or events, and in such amounts, as the Committee specifies in the Stock Incentive Agreement; provided, however, that subsequent to the grant of an Option, the Committee, at any time before complete termination of such Option, may accelerate the time or times at which such Option may be exercised in whole or in part, including, without limitation, upon a Change in Control and may permit the Participant or any other designated person to exercise the Option, or any portion thereof, for all or part of the remaining Option term, notwithstanding any provision of the Stock Incentive Agreement to the contrary.

(e) Termination of Incentive Stock Option. With respect to an incentive stock option, in the event of termination of employment of a Participant, the Option or portion thereof held by the Participant which is unexercised will expire, terminate, and become unexercisable no sooner than 30 days and no later than the expiration of three (3) months after the date of termination of employment; provided, however, that in the case of a holder whose termination of employment is due to death or Disability, one (1) year will be substituted for such three
(3) month period; provided further, that such time limits may be exceeded by the Committee under the terms of the grant, in which case, the incentive stock option will be a nonqualified option if it is exercised after the time limits that would otherwise apply. For purposes of this Subsection (e), termination of employment of the Participant will not be deemed to have occurred if the Participant is employed by another corporation (or a parent or subsidiary corporation of such other corporation) which has assumed the incentive stock option of the Participant in a transaction to which Code Section 424(a) is applicable.

(f) Special Provisions for Certain Substitute Options. Notwithstanding anything to the contrary in this Section 3.2, any Option issued in substitution for an option previously issued by another entity, which substitution occurs in connection with a transaction to which Code Section 424(a) is applicable, may provide for an exercise price computed in accordance with such Code Section and the regulations thereunder and may contain such other terms and conditions as the Committee may prescribe to cause such substitute Option to contain as nearly as possible the same terms and conditions (including the applicable vesting and termination provisions) as those contained in the previously issued option being replaced thereby.

3.3. [Omitted]

3.4. [Omitted]

3.5. [Omitted]

3.6.  [Omitted]

3.7.  [Omitted]

3.8. Treatment of Awards Upon Termination of Employment. Except as otherwise provided by Plan Section 3.2(e), any award under this Plan to a Participant who has experienced a Termination of Employment may be canceled, accelerated, paid or continued, as provided in the applicable Stock Incentive Agreement or Stock Incentive Program, or, in the absence of such provision, as the Committee may determine. The portion of any award exercisable in the event of continuation or the amount of any payment due under a continued award may be adjusted by the Committee to reflect the Participant's period of service from the date of grant through the date of the Participant's Termination of Employment or such other factors as the Committee determines are relevant to its decision to continue the award.

SECTION 4: RESTRICTIONS ON STOCK

4.1. Escrow of Shares. Any certificates representing the shares of Stock issued under the Plan will be issued in the Participant's name, but, if the applicable Stock Incentive Agreement or Stock Incentive Program so provides, the shares of Stock will be held by a custodian designated by the Committee
(the "Custodian"). Each applicable Stock Incentive Agreement or Stock Incentive Program providing for transfer of shares of Stock to the Custodian must appoint the Custodian as the attorney-in-fact for the Participant for the term specified in the applicable Stock Incentive Agreement or Stock Incentive Program, with full power and authority in the Participant's name, place and stead to transfer, assign and convey to the Company any shares of Stock held by the Custodian for such Participant, if the Participant forfeits the shares under the terms of the applicable Stock Incentive Agreement or Stock Incentive Program. During the period that the Custodian olds the shares subject to this Section, the Participant is entitled to all rights, except as provided in the applicable Stock Incentive Agreement or Stock Incentive Program, applicable to shares of Stock not so held. Any dividends declared on shares of Stock held by the Custodian must provide in the applicable Stock Incentive Agreement or Stock Incentive Program, be paid directly to the Participant or, in the alternative, be retained by the Custodian or by the Company until the expiration of the term specified in the applicable Stock Incentive Agreement or Stock Incentive Program and shall then be delivered, together with any proceeds, with the shares of Stock to the Participant or to the Company, as applicable.

4.2. Restrictions on Transfer. The Participant does not have the right to make or permit to exist any disposition of the shares of Stock issued pursuant to the Plan except as provided in the Plan or the applicable Stock Incentive Agreement or Stock Incentive Program. Any disposition of the shares of Stock issued under the Plan by the Participant not made in accordance with the Plan or the applicable Stock Incentive Agreement or Stock Incentive Program will be void. The Company will not recognize, or have the duty to recognize, any disposition not made in accordance with the Plan and the applicable Stock Incentive Agreement or Stock Incentive Program, and the shares so transferred will continue to be bound by the Plan and the applicable Stock Incentive Agreement or Stock Incentive Program.

SECTION 5: GENERAL PROVISIONS

5.1. Withholding. The Company must deduct from all cash distributions under the Plan any taxes required to be withheld by federal, state or local government. Whenever the Company proposes or is required to issue or transfer shares of Stock under the Plan or upon the vesting of any Stock Award, the Company has the right to require the recipient to remit to the Company an amount sufficient to satisfy any federal, state and local withholding tax requirements prior to the delivery of any certificate or certificates for such shares or the vesting of such Stock Award. A Participant may pay the withholding tax in cash, or, if the applicable Stock Incentive Agreement or Stock Incentive Program provides, a Participant may elect to have the number of shares of Stock he is to receive reduced by, or with respect to a Stock Award, tender back to the Company, the smallest number of whole shares of Stock which, when multiplied by the Fair Market Value of the shares of Stock determined as of the Tax Date (defined below), is sufficient to satisfy federal, state and local, if any, withholding taxes arising from exercise or payment of a Stock Incentive (a "Withholding Election"). A Participant may make a Withholding Election only if both of the following conditions are met:

(a) The Withholding Election must be made on or prior to the date on which the amount of tax required to be withheld is determined (the "Tax Date") by executing and delivering to the Company a properly completed notice of Withholding Election as prescribed by the Committee; and

(b) Any Withholding Election made will be irrevocable except on six months advance written notice delivered to the Company; however, the Committee may in its sole discretion disapprove and give no effect to the Withholding Election.

5.2.  Changes in Capitalization; Merger; Liquidation.

(a) The number of shares of Stock reserved for the grant of Options and Stock Awards; the number of shares of Stock reserved for issuance upon the exercise or payment, as applicable, of each outstanding Option and upon vesting or grant, as applicable, of each Stock Award; the Exercise Price of each outstanding Option and the specified number of shares of Stock to which each outstanding Option and Stock Award pertains must be proportionately adjusted for any increase or decrease in the number of issued shares of Stock resulting from a subdivision or combination of shares or the payment of a stock dividend in shares of Stock to holders of outstanding shares of Stock or any other increase or decrease in the number of shares of Stock outstanding effected without receipt of consideration by the Company.

(b) In the event of a merger, consolidation or other reorganization of the Company or tender offer for shares of Stock, the Committee may make such adjustments with respect to awards and take such other action as it deems necessary or appropriate to reflect such merger, consolidation, reorganization or tender offer, including, without limitation, the substitution of new awards, or the adjustment of outstanding awards, the acceleration of awards, the removal of restrictions on outstanding awards, or the termination of outstanding awards in exchange for the cash value determined in good faith by the Committee of the vested portion of the award. Any adjustment pursuant to this Section 5.2 may provide, in the Committee's discretion, for the elimination without payment therefor of any fractional shares that might otherwise become subject to any Stock Incentive, but except as set forth in this Section may not otherwise diminish the then value of the Stock Incentive.

(c) The existence of the Plan and the Stock Incentives granted pursuant to the Plan must not affect in any way the right or power of the Company to make or authorize any adjustment, reclassification, reorganization or other change in its capital or business structure, any merger or consolidation of the Company, any issue of debt or equity securities having preferences or priorities as to the Stock or the rights thereof, the dissolution or liquidation of the Company, any sale or transfer of all or any part of its business or assets, or any other corporate act or proceeding.

5.3. Cash Awards. The Committee may, at any time and in its discretion, grant to any holder of a Stock Incentive the right to receive, at such times and in such amounts as determined by the Committee in its discretion, a cash amount which is intended to reimburse such person for all or a portion of the federal, state and local income taxes imposed upon such person as a consequence of the receipt of the Stock Incentive or the exercise of rights thereunder.

5.4. Compliance with Code. All incentive stock options to be granted hereunder are intended to comply with Code Section 422, and all provisions of the Plan and all incentive stock options granted hereunder must be construed in such manner as to effectuate that intent.

5.5. Right to Terminate Employment. Nothing in the Plan or in any Stock Incentive confers upon any Participant the right to continue as an employee or officer of the Company or any of its Affiliates or affect the right of the Company or any of its Affiliates to terminate the Participant's employment at any time.

5.6. Non-alienation of Benefits. Other than as specifically provided with regard to the death of a Participant, no benefit under the Plan may be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance or charge; and any attempt to do so shall be void. No such benefit may, prior to receipt by the Participant, be in any manner liable for or subject to the debts, contracts, liabilities, engagements or torts of the Participant.

5.7. Restrictions on Delivery and Sale of Shares; Legends. Each Stock Incentive is subject to the condition that if at any time the Committee, in its discretion, shall determine that the listing, registration or qualification of the shares covered by such Stock Incentive upon any securities exchange or under any state or federal law is necessary or desirable as a condition of or in connection with the granting of such Stock Incentive or the purchase or delivery of shares thereunder, the delivery of any or all shares pursuant to such Stock Incentive may be withheld unless and until such listing, registration or qualification shall have been effected. If a registration statement is not in effect under the Securities Act of 1933 or any applicable state securities laws with respect to the shares of Stock purchasable or otherwise deliverable under Stock Incentives then outstanding, the Committee may require, as a condition of exercise of any Option or as a condition to any other delivery of Stock pursuant to a Stock Incentive, that the Participant or other recipient of a Stock Incentive represent, in writing, that the shares received pursuant to the Stock Incentive are being acquired for investment and not with a view to distribution and agree that the shares will not be disposed of except pursuant to an effective registration statement, unless the Company shall have received an opinion of counsel that such disposition is exempt from such requirement under the Securities Act of 1933 and any applicable state securities laws.
The Company may include on certificates representing shares delivered pursuant to a Stock Incentive such legends referring to the foregoing representations or restrictions or any other applicable restrictions on resale as the Company, in its discretion, shall deem appropriate.

5.8. Listing and Legal Compliance. The Committee may suspend the exercise or payment of any Stock Incentive so long as it determines that securities exchange listing or registration or qualification under any securities laws is required in connection therewith and has not been completed on terms acceptable to the Committee.

5.9. Termination and Amendment of the Plan. The Board of Directors at any time may amend or terminate the Plan without stockholder approval; provided however, that the Board of Directors may condition any amendment on the approval of stockholders of the Company if such approval is necessary or advisable with respect to tax, securities or other applicable laws. No such termination or amendment without the consent of the holder of a Stock Incentive may adversely affect the rights of the Participant under such Stock Incentive.

5.10. Stockholder Approval. The Plan must be submitted to the stockholders of the Company for their approval within twelve (12) months before or after the adoption of the Plan by the Board of Directors of the Company. If such approval is not obtained, any Stock Incentive granted hereunder will be void.

5.11. Choice of Law. The laws of the State of Tennessee govern the Plan, to the extent not preempted by federal law, without reference to the principles of conflict of laws.

5.12. Effective Date of Plan. The Plan shall become effective March 12, 2000, the date of its adoption by the Board of Directors, subject, however, to the approval of the Plan by the Company's stockholders. Stock Incentives granted hereunder prior to such approval shall be conditioned upon such approval. Unless such approval is obtained by March 12, 2001 this Plan and any Stock Incentives awarded hereunder shall become void thereafter.

INNOVO GROUP INC.


By:    /s/  Samuel J. Furrow
       ---------------------
       Samuel J. Furrow
Title:  Chairman and CEO

ATTEST:

By:   /s/ Samuel J. Furrow, Jr.
      -------------------------
      Samuel J. Furrow, Jr.
Title:  Secretary
[CORPORATE SEAL]




                                 ATTACHMENT E

                               INNOVO GROUP INC.
                      2000 Director Stock Incentive Plan
                              (September 13, 2000)

1. Purpose. The purpose of this 2000 Director Stock Incentive Plan ("Plan") of Innovo Group, Inc. (the "Company"), a Delaware corporation, is to permit the granting of stock options to Directors of the Company who are not employees of the Company ("Directors" or a "Director") at an exercise price less than market value at the date of grant in lieu of paying Directors' fees in cash, thereby advancing the interests of the Company by encouraging and enabling the acquisition of its common stock by Directors whose judgment and ability are relied upon by the Company for the attainment of its long-term growth and development. Accordingly, the Plan is intended to promote a close identity of interests among the Company, the Directors, and its stockholders, as well as to provide a means to attract and retain well-qualified Directors.

2. Effective Date and Term of Plan. The Plan shall become effective upon such date as it may be approved by the stockholders of the Company and shall remain in effect until September 13, 2010 or until termination by the Board of Directors of the Company (the "Board"), whichever occurs first.

3. Stock Subject to the Plan. There are authorized for issuance or delivery upon the exercise of options to be granted from time to time under the Plan an aggregate of 500,000 shares of the Company's common stock, $.10 par value ("Common Stock"), subject to adjustment as provided hereinafter in Section 6. Such shares may be, as a whole or in part, authorized but unissued shares, whether now or hereafter authorized, or issued shares which have been reacquired by the Company. If any option issued under this Plan shall expire, terminate or be canceled for any reason without having been exercised in full, the shares of common Stock which have not been purchased thereunder shall again become available for the purposes of this Plan.

4. Plan Administration:

(a) The Plan shall be administered by the Executive Compensation Committee (the "Committee"), which shall consist of not less than two Directors appointed by the Board.

(b) The Committee shall have full and final authority to interpret the Plan, adopt, amend and rescind rules and regulations relating to the Plan, and make all other determinations and take all other actions necessary and advisable for the administration of the Plan.

(c) Decisions and determinations of the Committee on all matters relating to the Plan shall be in its sole discretion and shall be conclusive. No member of the Committee shall be liable for any action taken or decision made in good faith relating to this Plan or any grant hereunder.

(d) An Administrator of the plan may from time to time be appointed by the Committee. If appointed, such Administrator shall be responsible for the general administration of the Plan under the policy guidance of the Committee. The Administrator shall be in the employ of the Company, and shall be compensated for services and expenses by the Company according to its normal employment policies without special or additional compensation, other than reimbursement of expenses, if any, for his or her services as the Administrator.

5. Terms and Conditions: Stock Option Awards. Each option granted under the Plan shall be evidenced by a written award document in such form, not inconsistent with this Plan, as the Committee shall approve from time to time, which document shall comply with and be subject to the following terms and conditions:

(a) Option Grant Dates. Options shall be granted as of the date of the annual organizational meeting of the Board which is held following the Company's annual meeting of stockholders, to each non-employee Director (with the year commencing on that date and ending at the next annual meeting of stockholders defined to be a "Plan Year").

(b) Option Formula. The number of shares of Common Stock subject to each option granted to any Director for a Plan Year shall be equal to the nearest number of whole shares of Common Stock with cash payment for fractional shares, determined in accordance with the following formula.

$10,000 divided by the difference between the Fair Market Value minus Option Exercise Price = Number of Shares

"Option Exercise Price" and "Fair Market Value" shall be defined as set forth in Subsection 5(c). Participation in this plan shall not limit a Director's right to be reimbursed by the Company for expenses of attendance at or participation in meetings of the Board or any committee of the Board or fees for any other services to be provided to the Company.

(c) Option Exercise Price. The "Option Exercise Price" refers to the per share purchase price for common Stock subject to each option granted under the Plan and that per share purchase price shall be fifty percent (50%) of the Fair Market Value of the Common Stock on the date the option is granted. "Fair Market Value" with regard to a date means the closing price at which a share of Common Stock shall have been sold on the last trading date prior to that date as reported by the National Association of Securities Dealers Automated Quotation System ("NASDAQ") (or, if applicable, as reported by a national securities exchange selected by the Committee on which the shares of Common Stock are then actively traded) and published in The Wall Street Journal.

(d) Term and Exercise of Option. Options may be exercised only by written notice to the Company. Payment for all shares of Common Stock purchased pursuant to exercise of an option shall be made (a) in cash; (b) by delivery to the Company of a number of shares of Common Stock which have bee beneficially owned by the Director for at least six (6) months prior to the date of exercise having an aggregate Fair Market Value of not less than the product of the exercise price multiplied by the number of shares the participant intends to purchase upon exercise of the option on the date of delivery; or (c) in a cashless exercise through a broker. Payment shall be made at the time that the option or any part thereof is exercised, and no shares shall be issued or delivered upon exercise of an option until full payment has been made by the participant. No option granted under the Plan may be exercised before the twelve-month anniversary of the date upon which it was granted; provided, however, that any option granted under the Plan shall become immediately exercisable upon the retirement of the Director because of age, death or disability. No option granted under the Plan shall be exercisable after expiration of ten years from the date upon which it is granted. Each option shall be subject to termination before its date of expiration as hereinafter provided in Subsections 5(e) and 5(f).

(e) Termination of Directorship. Except as herein provided, the rights of a Director in an option granted under the Plan shall not terminate upon such Director's termination as a Director for any reason (including retirement because of age, death or disability). That portion of an option granted under the Plan which is attributable to any portion of a year which is not earned due to termination as a Director or as a member of a committee of the Board (for any reason) or because of lack of attendance or participation in any meeting of the Board or any committee thereof shall automatically abate and be canceled.

(f) Death of Director. Any option granted to a Director and outstanding on the date of his or her death may be exercised by the administrator of such Director's estate, the executor under his or her will, or the person or persons to whom the option shall have been validly transferred by such executor or administrator pursuant to the will or laws of intestate succession, but not beyond the first to occur of (i) the first anniversary of the Director's death, or (ii) the specified expiration date of the option; provided, however, that an option that is not exercised prior to the first anniversary of the Director's death shall be deemed exercised on the first anniversary of the date of death to the extent the then aggregate Fair Market Value of the shares subject to the option exceeds the aggregate Option Exercise Price and payment of such exercise price shall be effected by withholding a number of shares of Common Stock otherwise issuable pursuant to the option the Fair Market Value of which on such anniversary is equal to the exercise price. If the Fair Market Value of the Stock on the first anniversary of the Director's death equals or is less than the option exercise price, then the option shall be deemed to have expired unexercised.

6. Changes in Capitalization. If the outstanding shares of Common Stock are increased, decreased or exchanged for a different number or kind of shares or other securities, or if additional shares of other property (other than ordinary cash dividends) are distributed with respect to such shares of Common Stock or other securities, through merger, consolidation, sale of all or substantially all of the assets of the Company, reorganization, recapitalization, reclasssification, dividend, stock split, reverse stock split, spin-off, split-off or other distribution with respect to such shares of common stock, or other securities, an appropriate and proportionate adjustment may be made in (i) the maximum number and kind of shares reserved for issuance under the Plan, (ii) the number and kind of shares or other securities subject to then outstanding options under the Plan, and (iii) the price for each share subject to any then outstanding options under the Plan. No fractional shares will be issued under the Plan on account of any such adjustments.

7. Limitation of Rights:

(a) No Right to Continue as a Director. Neither the Plan, nor the granting of an option, nor any other action taken pursuant to the Plan, shall constitute evidence of any agreement or understanding, express or implied, that the Company will retain a participant as a Director for any period of time, or at any particular rate of compensation.

(b) No Stockholders' Rights for Options. The holder of an option granted under the Plan shall have no rights as a stockholder with respect to the shares covered by his or her options until the date of the issuance to such holder of a stock certificate therefor, and no adjustment will be made for dividends or other rights for which the record date is prior to the date such certificate is issued.

(c) No Right to Participate as an Employee Director. A Director's right to participate in the Plan Shall automatically terminate if and when a Director becomes an employee of the Company. That portion of an option granted under the Plan which is attributable to that part of a year during which a Director is an employee shall automatically abate and be canceled.

8. Transferability.

(a) Options are not transferable other than by will or the laws of intestate succession. No transfer by will or by the laws of intestate succession shall be effective to bind the Company unless the Committee shall have been furnished with a copy of the deceased participant's will or such other evidence as the Committee may deem necessary to establish the validity of the transfer.

(b) Only the participant, or in the event of disability, his or her guardian, or in the event of death, his or her legal representative or beneficiary, may exercise options and receive deliveries of shares.

9. Amendment, Modification and Termination. The Board at any time may terminate and in any respect amend or modify the Plan; provided, however, that no such action by the Board, without approval of the Company's stockholders may (i) increase the total number of shares of Common Stock available under the Plan in the aggregate (except as otherwise provided in Section 6), (ii) extend the period during which any option may be exercised, (iii) extend the term of the Plan, (iv) change the option price or (v) alter the class of persons eligible to receive options. No amendment, modification or termination of the plan shall in any manner adversely affect the rights of any participant with respect to an option previously granted.

10. Notice. Any written notice to the Company required by any of the provisions of the Plan shall be addressed to the Corporate Secretary of the Company and shall become effective when it is received.

11. Restrictions on Delivery and Sale of Shares; Legends. Each option is subject to the condition that if at any time the Committee, in its discretion, shall determine that the listing, registration or qualification of the shares covered by such option upon any securities exchange or under any state or federal law is necessary or desirable as a condition of or in connection with the granting of such option or the purchase or delivery of shares thereunder, the delivery of any or all shares pursuant to such option may be withheld unless and until such listing, registration or qualification shall have been effected. If a registration statement is not in effect under the Securities
Act of 1933 or any applicable state securities laws with respect to the shares of Common Stock purchasable or otherwise deliverable under options then outstanding, the Committee may require, as a condition of exercise of any option or as a condition to any other delivery of Common Stock pursuant to an option, that the Director represent, in writing, that the shares received pursuant to the option are being acquired for investment and not with a view to distribution and agree that the shares will not be disposed of except pursuant to an effective registration statement, unless the Company shall have received an opinion of counsel that such disposition is exempt from such requirement under the Securities Act of 1933 and any applicable state securities laws. The Company may include on certificates representing shares issued pursuant to an option such legends referring to the foregoing representations or restrictions or any other applicable restrictions on resale as the Company, in its discretion, shall deem appropriate.


INNOVO GROUP INC.


By: /s/ Sam Furrow
    --------------
    Sam Furrow
				Chairman of the Board

ATTEST:

By: /s/ Jay Furrow
    --------------
    Jay Furrow
    Secretary